Exhibit 99.2

FOURTH QUARTER 2013 SUPPLEMENTAL DATA DECEMBER 31, 2013

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended December 31, 2013 that will be released on Form 10-K to be filed on or before March 3, 2014.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-14
Comparative Balance Sheets	15-16
Comparative Statements of Operations	17
Comparative Computation of FFO and FAD	18
Consolidated Statement of Equity	19
Joint Venture Statements	20-22

Selected Financial Data	23-26
Debt Summary Schedule	27-29
Summary of Ground Lease Arrangements	30

Debt and Preferred Equity Investments	31-33

Selected Property Data
Composition of Property Portfolio	34-37
Largest Tenants	38
Tenant Diversification	39
Leasing Activity Summary	40-43
Annual Lease Expirations	44-45

Summary of Real Estate Acquisition/Disposition Activity	46-49
Corporate Information	50
Analyst Coverage	51
Supplemental Definitions	52

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

FOURTH QUARTER 2013 HIGHLIGHTS UNAUDITED

Summary

New York, NY, January 29, 2014 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $134.5 million, or $1.38 per share, after giving consideration to transaction costs of $3.6 million, or $0.04 per share, for the quarter ended December 31, 2013, compared to $107.2 million, or $1.14 per share, after giving consideration to transaction costs of $1.5 million, or $0.02 per share for the same quarter in 2012.  The Company also reported FFO of $491.6 million, or $5.16 per share, after giving consideration to transaction costs of $4.3 million, or $0.5 per share, for the year ended December 31, 2013, compared to $490.3 million, or $5.28 per share, after giving consideration to transaction costs of $6.6 million, or $0.07 per share, for the year ended December 31, 2012.  The prior year results reflect additional income of $67.9 million, or $0.73 per share, relating to profit from the recapitalization of 717 Fifth Avenue.

Net income attributable to common stockholders totaled $37.1 million, or $0.39 per share, for the quarter ended December 31, 2013, compared to $20.0 million, or $0.22 per share, for the same quarter in 2012.  Net income attributable to common stockholders totaled $101.3 million, or $1.10 per share, for the year ended December 31, 2013, compared to $156.0 million, or $1.74 per share, for the year ended December 31, 2012.

All per share amounts in this press release are presented on a diluted basis.

Operating and Leasing Activity

For the fourth quarter of 2013, the Company reported consolidated revenues and operating income of $374.7 million and $212.4 million, respectively, compared to $346.6 million and $177.8 million, respectively, for the same period in 2012. For the year ended December 31, 2013, the Company reported consolidated revenues and operating income of $1.5 billion and $818.0 million, respectively, compared to $1.4 billion and $823.5 million, respectively, for the year ended December 31, 2012.

Same-store cash NOI on a combined basis increased by 3.1 percent to $179.4 million for the quarter ended December 31, 2013 as compared to the same period in 2012.  Consolidated property same-store cash NOI increased by 2.9 percent to $155.1 million and unconsolidated joint venture property same-store cash NOI increased 4.6 percent to $24.3 million.

Same-store cash NOI on a combined basis increased by 3.0 percent to $703.7 million for the year ended December 31, 2013 as compared to the same period in 2012.  Consolidated property same-store cash NOI increased by 3.0 percent to $608.5 million and unconsolidated joint venture property same-store cash NOI increased 2.6 percent to $95.2 million.

Manhattan same-store occupancy, after reclassifying 317 Madison, 331 Madison and 51 East 42nd Street to development, increased to 96.6 percent as of December 31, 2013, inclusive of 394,321 square feet of leases signed but not yet commenced, as compared to 95.1 percent at December 31, 2012 and 96.2 percent at September 30, 2013.

FOURTH QUARTER 2013 HIGHLIGHTS UNAUDITED

During the fourth quarter, the Company signed 57 office leases in its Manhattan portfolio totaling 3,391,447 square feet.  Fifteen leases comprising 262,148 square feet represented office leases that replaced previous vacancy. Forty-two leases comprising 3,129,299 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $47.66 per rentable square foot, representing an 11.4 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the fourth quarter was 14.3 years and average tenant concessions were 6.6 months of free rent with a tenant improvement allowance of $50.67 per rentable square foot.

During the year ended December 31, 2013, the Company signed 233 office leases in its Manhattan portfolio totaling 5,186,894 square feet with an average lease term of 11.8 years.  Of the 233 office leases signed, 137 leases comprising 4,349,246 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $51.07 per rentable square foot, representing a 9.5 percent increase over the previously fully escalated rents on the same office spaces.

In December 2013, the Company signed an agreement extending Citigroup’s triple-net lease covering 2,634,670 square feet at 388-390 Greenwich Street through December 31, 2035. The agreement includes an option for Citigroup to acquire the properties during the period from December 1, 2017 through December 31, 2020 for $2.0 billion.  The mark-to-market based on Citigroup’s cash rent in the extension period is 12.8 percent.

In December 2013, the Company signed a 20-year lease with Metro-North Commuter Railroad Company covering 265,903 square feet at 420 Lexington Avenue, also known as the Graybar Building.  The lease is comprised of a 133,503 square foot renewal plus an additional 132,400 square foot expansion.  The expansion required assembling 34 separate spaces as well as the relocation or recapture of 15 occupied tenant spaces.

In November 2013, the Company and partner, Jeff Sutton, signed an early renewal lease agreement with Prada for its New York City flagship store at 724 Fifth Avenue, keeping one of the world’s iconic fashion and accessory houses at this prime location through 2028 and taking advantage of the extremely strong demand for premier Fifth Avenue retail space.  Prada occupies a total of 15,540 square feet of retail space on four levels, along with another 5,200 square feet of office space on the fifth floor of the building.

In November 2013, the Company signed a long-term expansion lease with Infor, Inc., a leading provider of business application software, which more than doubles its footprint at 635-641 Avenue of the Americas. Infor’s expansion of 49,246 square feet covers 47 percent of the 635 Avenue of the Americas building and increases its commitment at the combined buildings to 92,246 square feet.

FOURTH QUARTER 2013 HIGHLIGHTS UNAUDITED

Same-store occupancy for the Company’s Suburban portfolio increased to 82.1 percent at December 31, 2013, inclusive of 46,736 square feet of leases signed but not yet commenced, as compared to 81.2 percent at December 31, 2012 and 81.2 percent at September 30, 2013.

During the fourth quarter, the Company signed 35 office leases in the Suburban portfolio totaling 183,896 square feet.  Nineteen leases comprising 98,153 square feet represented office leases that replaced previous vacancy. Sixteen leases comprising the remaining 85,743 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $32.74 per rentable square foot, representing a 1.3 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the fourth quarter was 6.6 years and average tenant concessions were 6.5 months of free rent with a tenant improvement allowance of $25.27 per rentable square foot.

During the year ended December 31, 2013, the Company signed 143 office leases in its Suburban portfolio totaling 902,151 square feet with an average lease term of 7.3 years.  Of the 143 office leases signed, 76 leases comprising 532,767 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $30.77 per rentable square foot, representing a 3.1 percent decrease over the previously fully escalated rents on the same office spaces.

Significant leases that were signed during the fourth quarter included:

•                  Early renewal on 2,634,670 square feet with Citigroup for 15.0 years at 388-390 Greenwich Street bringing the remaining lease term to 22.0 years;

•                  Early renewal and expansion on 265,903 square feet with Metro North Commuter Railroad Company for 20.0 years at 420 Lexington Avenue bringing the remaining lease term to 22.1 years;

•                  New lease on 49,731 square feet with McKinsey & Company for 15.5 years at 711 Third Avenue;

•                  New lease on 49,246 square feet with Infor for 10.0 years at 635 Sixth Avenue increasing its commitment to 92,246 square feet;

•                  New lease on 30,108 square feet with Mount Kellet Capital Management LP for 10.0 years at 280 Park Avenue;

•                  New lease on 28,583 square feet with Kids Brands for 11.8 years at The Meadows; and

•                  New lease on 27,678 square feet with Charter Brokerage, LLC for 10.4 years at 125 Park Avenue.

Marketing, general and administrative, or MG&A, expenses for the quarter ended December 31, 2013 were $22.7 million, or 5.1 percent of total revenues including the Company’s share of joint venture revenue compared to $21.4 million, or 5.2 percent for the quarter ended December 31, 2012. MG&A expenses for the year

FOURTH QUARTER 2013 HIGHLIGHTS UNAUDITED

ended December 31, 2013 were $86.2 million, or 5.0 percent of total revenues including the Company’s share of joint venture revenue compared to $82.8 million, or 5.1 percent for the year ended December 31, 2012.

Real Estate Investment Activity

In November 2013, the Company closed on the acquisition of a mixed-use residential and commercial property located at 315 West 33rd Street in Manhattan for $386.8 million. The 36-story, 492,987 square foot building, which was completed in 2012, includes 333 luxury rental apartments.  The commercial space, which is 100 percent leased at below-market rental rates, consists of 270,000 square feet and includes a 14-screen movie theater, five ground-level retail stores, two office suites and a 250 space parking garage.

In December 2013, the Company closed on the acquisition of an assemblage of three retail development properties on Fifth Avenue in Manhattan for $146.2 million.  This acquisition represents the first piece of the Company’s long-term strategy to create a 45,000 square foot retail development site on Fifth Avenue.

In December 2013, the Company formed a joint venture that acquired a 49-year leasehold interest covering the entire retail portion of 650 Fifth Avenue.  Subsequently, the joint venture entered into an agreement to buy out the remaining lease of retailer Juicy Couture, which will enable the joint venture to combine Juicy Couture’s existing basement, grade-level and second floor retail space with additional vacant space on the third-floor.  This will accelerate the partnership’s ability to reposition the building’s premier retail corner location.

In December 2013, the Company closed on the sale of its joint venture interest in a 15,600 square foot property located at 27-29 West 34th Street in Manhattan for an allocated sales price of $70.1 million.  The Company recognized a gain of $7.6 million on the transaction and retained its 50 percent interest in 61,403 square feet of development rights.

In January 2014, the Company closed on the sale of its joint venture interest in a 30,100 square foot property located at 21-25 West 34th Street in Manhattan for an allocated sales price of $114.9 million.  The Company retained its 50 percent interest in 91,311 square feet of development rights.

Debt and Preferred Equity Investment Activity

The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.3 billion at December 31, 2013.  During the fourth quarter, the Company originated new debt and preferred equity investments totaling $412.3 million, all of which are collateralized by New York City commercial properties, and recorded $114.7 million of principal reductions from investments that were sold or repaid. The debt and preferred equity investment portfolio had a weighted average maturity of 2.2 years as of December 31, 2013, excluding any extension options, and had a weighted average yield during the fourth quarter of 11.3 percent.

FOURTH QUARTER 2013 HIGHLIGHTS UNAUDITED

Financing and Capital Activity

In November 2013, the Company completed an offering of 2.6 million shares of its common stock, par value $0.01 per share, at a price of $95.94 per share. The Company received net proceeds of $248.9 million, after deducting offering expenses.

In December 2013, the Company closed on a $300.0 million refinancing of our debt and preferred equity liquidity facility with a one-year term and a one-year extension option. This facility, which is secured by select assets in the Company’s debt portfolio, bears interest ranging from 250 and 325 basis points over LIBOR, depending on the pledged collateral.  The new facility is significantly improved, providing an increase in maximum borrowing capacity, a lower interest rate, a higher advance rate and significantly more flexibility in making draws and repayments than the previous facility.  As of December 31, 2013, $91.0 million was outstanding on the facility.

In December 2013, the Company closed on a $79.2 million extension of the mortgage at 16 Court Street in Brooklyn.  The mortgage was extended to April 2016 and bears interest at 350 basis points over LIBOR with a LIBOR floor of 50 basis points.

Dividends

During the fourth quarter of 2013, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.50 per share of common stock, consistent with the previous announcement of a dividend increase in October 2013.  The dividend was paid on January 15, 2014 to stockholders of record on the close of business on December 31, 2013.  The new annual dividend of $2.00 represents a 52 percent increase over the prior period; and

•                  $0.40625 per share on the Company’s 6.50% Series I Cumulative Redeemable Preferred Stock for the period October 15, 2013 through and including January 14, 2014, which was paid on January 15, 2014 to stockholders of record on the close of business on December 31, 2013, and reflects the regular quarterly dividend which is the equivalent of annualized dividend of $1.625 per share.

SL Green Realty Corp. Key Financial Data December 31, 2013 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2013		9/30/2013		6/30/2013		3/31/2013		12/31/2012

Earnings Per Share
Net income available to common stockholders - diluted	$0.39		$0.40		$0.09		$0.21		$0.22
Funds from operations available to common stockholders - diluted	$1.38		$1.34		$1.27		$1.16		$1.14
Funds available for distribution to common stockholders - diluted	$0.63		$1.09		$0.91		$1.03		$0.74

Common Share Price & Dividends
At the end of the period	$92.38		$88.84		$88.19		$86.11		$76.65
High during period	$98.15		$95.61		$94.21		$86.29		$79.63
Low during period	$87.63		$85.40		$84.36		$78.16		$71.37
Common dividends per share	$0.50		$0.33		$0.33		$0.33		$0.33

FFO payout ratio	36.1%		24.6%		25.9%		28.5%		29.0%
Recurring FAD payout ratio	61.4%		30.2%		36.1%		32.2%		44.3%

Common Shares & Units
Common shares outstanding	94,993		92,214		91,813		91,555		91,250
Units outstanding	2,902		2,792		2,794		2,586		2,760
Total common shares and units outstanding	97,895		95,006		94,607		94,141		94,010

Weighted average common shares and units outstanding - basic	96,831		94,780		94,312		94,086		93,747
Weighted average common shares and units outstanding - diluted	97,148		95,016		94,536		94,302		94,011

Market Capitalization
Market value of common equity	$9,043,540		$8,440,333		$8,343,391		$8,106,482		$7,205,867
Liquidation value of preferred equity/units	279,550		279,550		279,550		472,050		472,050
Consolidated debt	6,919,908		6,819,627		6,721,936		6,678,073		6,520,420
Consolidated market capitalization	$16,242,998		$15,539,510		$15,344,877		$15,256,605		$14,198,337
SLG portion of JV debt	2,134,677		2,151,395		2,145,321		2,199,143		2,135,361
Combined market capitalization	$18,377,675		$17,690,905		$17,490,198		$17,455,748		$16,333,698

Consolidated debt to market capitalization	42.7%		44.0%		43.9%		43.9%		46.0%
Combined debt to market capitalization	49.4%		50.8%		50.8%		50.9%		53.1%

Consolidated debt service coverage	2.49	x	2.43	x	2.49	x	2.29	x	2.08	x
Consolidated fixed charge coverage	2.19	x	2.13	x	2.13	x	1.94	x	1.77	x
Combined fixed charge coverage	1.94	x	1.91	x	1.92	x	1.75	x	1.62	x

Supplemental Information	Fourth Quarter 2013

SL Green Realty Corp. Key Financial Data December 31, 2013 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2013		9/30/2013		6/30/2013		3/31/2013		12/31/2012

Selected Balance Sheet Data
Real estate assets before depreciation	$12,333,780		$11,713,705		$11,663,263		$11,732,106		$11,667,698
Investments in unconsolidated joint ventures	$1,113,218		$1,109,815		$1,085,793		$1,073,130		$1,032,243
Debt and Preferred Equity Investments	$1,304,839		$1,315,551		$1,227,421		$1,431,731		$1,348,434
Cash and cash equivalents	$206,692		$209,098		$198,969		$220,140		$189,984
Investment in marketable securities	$32,049		$32,863		$26,266		$22,994		$21,429

Total assets	$14,959,001		$14,581,167		$14,407,007		$14,538,109		$14,386,296

Fixed rate & hedged debt	$5,599,959		$5,606,449		$5,806,183		$5,811,994		$4,922,725
Variable rate debt	1,319,949		1,213,178		915,753		866,079		1,597,695
Total consolidated debt	$6,919,908		$6,819,627		$6,721,936		$6,678,073		$6,520,420

Total liabilities	$7,627,099		$7,514,477		$7,390,318		$7,362,706		$7,216,736

Fixed rate & hedged debt - including SLG portion of JV debt	$6,863,469		$6,870,840		$7,071,214		$7,070,303		$6,181,112
Variable rate debt - including SLG portion of JV debt	2,191,116		2,100,182		1,796,043		1,806,913		2,474,669
Total combined debt	$9,054,585		$8,971,022		$8,867,257		$8,877,216		$8,655,781

Selected Operating Data
Property operating revenues	$321,091		$309,440		$312,688		$306,993		$305,294
Property operating expenses	(141,977)		(142,910)		(130,791)		(136,591)		(134,606)
Property operating NOI	$179,114		$166,530		$181,897		$170,402		$170,688
NOI from discontinued operations	—		1,536		3,256		2,756		2,488
Total property operating NOI - consolidated	$179,114		$168,066		$185,153		$173,158		$173,176
SLG share of property NOI from JVs	50,197		45,918		45,814		42,989		40,291
Total property operating NOI - combined	$229,311		$213,984		$230,967		$216,147		$213,467
Investment income	49,956		44,448		46,731		52,708		31,500
Other income	3,651		9,877		5,726		5,767		9,805
Gain on early extinguishment of debt from JVs	—		—		—		—		—
Income from discontinued operations	—		—		—		—		9,318
Marketing general & administrative expenses	(22,742)		(20,869)		(21,514)		(21,067)		(21,372)
EBITDA - combined	$260,176		$247,440		$261,910		$253,555		$242,718

Consolidated Debt to EBITDA (trailing-12 months)	7.97	x	7.92	x	7.88	x	7.98	x	8.07	x
Combined Debt to EBITDA (trailing-12 months)	8.62	x	8.68	x	8.63	x	8.82	x	8.89	x

SL Green Realty Corp. Key Financial Data December 31, 2013 (Dollars in Thousands Except Per Share)

Manhattan Properties

	As of or for the three months ended
	12/31/2013		9/30/2013	6/30/2013	3/31/2013	12/31/2012

Selected Operating Data
Property operating revenues	$289,193		$279,853	$286,819	$284,083	$280,763
Property operating expenses	119,885		123,859	112,719	121,001	118,046
Property operating NOI	$169,308		$155,994	$174,100	$163,082	$162,717
NOI from discontinued operations	—		1,356	3,226	2,639	2,240
Total property operating NOI - consolidated	$169,308		$157,350	$177,326	$165,721	$164,957

Other income - consolidated	$1,338		$443	$480	$1,295	$1,954

SLG share of property NOI from unconsolidated JV	$45,400		$41,288	$39,987	$36,171	$35,161

Portfolio Statistics
Consolidated office buildings in service	23		26	27	27	27
Unconsolidated office buildings in service	9		9	9	9	9
	32		35	36	36	36

Consolidated office buildings in service - square footage	17,306,045		18,012,945	18,347,945	18,347,945	18,347,945
Unconsolidated office buildings in service - square footage	5,934,434		5,934,434	5,934,434	5,934,434	5,934,434
	23,240,479		23,947,379	24,282,379	24,282,379	24,282,379

Quarter end occupancy- same store - combined office (consolidated + joint venture)	95.1	%(1)	94.8%	94.6%	94.5%	94.6%

Office Leasing Statistics
Total office leases commenced	58		47	58	55	53

Commenced office square footage filling vacancy	278,663		208,460	131,210	129,746	83,819
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	3,049,172		156,532	518,215	406,355	206,289
Total office square footage commenced	3,327,835		364,992	649,425	536,101	290,108

Average rent psf - leases commenced	$47.66		$56.78	$56.39	$57.06	$56.96
Previously escalated rents psf	$42.71		$59.78	$53.72	$54.72	$55.61
Percentage of new rent over previously escalated rents (2)	11.6%		-5.0%	5.0%	4.3%	2.4%
Average lease term	14.4		8.7	6.5	5.4	7.2
Tenant concession packages psf	$49.18		$38.15	$23.23	$21.55	$33.25
Free rent months	6.6		5.2	1.6	2.2	2.7

(1) Manhattan same-store occupancy, inclusive of 394,321 square feet of leases signed but not yet commenced, increased to 96.6% as of December 31, 2013

(2) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp. Key Financial Data December 31, 2013 (Dollars in Thousands Except Per Share)

Suburban Properties (1)

	As of or for the three months ended
	12/31/2013		9/30/2013	6/30/2013	3/31/2013	12/31/2012

Selected Operating Data
Property operating revenues	$27,616		$28,917	$26,341	$23,815	$26,879
Property operating expenses	16,109		15,545	14,721	13,015	14,199
Property operating NOI	$11,507		$13,372	$11,620	$10,800	$12,680
NOI from discontinued operations	—		178	29	136	141
Total property operating NOI - consolidated	$11,507		$13,550	$11,649	$10,936	$12,821

Other income - consolidated	$858		$549	$843	$1,618	$185

SLG share of property NOI from unconsolidated JV	$1,422		$1,496	$1,186	$2,000	$2,021

Portfolio Statistics
Consolidated office buildings in service	26		26	27	26	25
Unconsolidated office buildings in service	4		4	4	5	5
	30		30	31	31	30

Consolidated office buildings in service - square footage	4,087,400		4,087,400	4,217,400	3,899,800	3,863,000
Unconsolidated office buildings in service - square footage	1,222,100		1,222,100	1,222,100	1,539,700	1,539,700
	5,309,500		5,309,500	5,439,500	5,439,500	5,402,700

Quarter end occupancy- same store - combined office (consolidated + joint venture)	81.1	%(2)	80.0%	80.2%	79.9%	80.6%

Office Leasing Statistics
Total office leases commenced	26		35	30	34	28

Commenced office square footage filling vacancy	107,696		86,487	59,648	74,975	32,545
Commenced office square footage on previously occupied space (M-T-M leasing) (3)	73,631		143,787	151,408	150,097	108,258
Total office square footage commenced	181,327		230,274	211,056	225,072	140,803

Average rent psf - leases commenced	$33.28		$28.09	$30.73	$32.51	$30.04
Previously escalated rents psf	$32.79		$28.11	$34.25	$32.74	$32.30
Percentage of new rent over previously escalated rents (3)	1.5%		0.0%	-10.3%	-0.7%	-7.0%
Average lease term	7.2		7.1	6.8	7.1	6.3
Tenant concession packages psf	$27.51		$24.47	$18.67	$17.40	$16.21
Free rent months	7.8		5.0	5.6	3.1	4.7

(1) Excludes the west coast office portfolio

(2) Suburban same-store occupancy, inclusive of 46,736 square feet of leases signed but not yet commenced, increased to 82.1% as of December 31, 2013

(3) Calculated on space that was occupied within the previous 12 months

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Assets
Commercial real estate properties, at cost:
Land & land interests	$3,032,526	$2,868,833	$2,866,048	$2,886,099	$2,886,099
Buildings & improvements fee interest	7,884,663	7,440,543	7,393,930	7,452,347	7,389,766
Buildings & improvements leasehold	1,366,281	1,353,997	1,352,953	1,346,481	1,346,748
Buildings & improvements under capital lease	50,310	50,332	50,332	47,179	40,340
	12,333,780	11,713,705	11,663,263	11,732,106	11,662,953
Less accumulated depreciation	(1,646,240)	(1,574,002)	(1,502,694)	(1,461,775)	(1,393,323)
	10,687,540	10,139,703	10,160,569	10,270,331	10,269,630
Other real estate investments:
Investment in unconsolidated joint ventures	1,113,218	1,109,815	1,085,793	1,073,130	1,032,243
Debt and preferred equity investments, net	1,304,839	1,315,551	1,227,421	1,431,731	1,348,434

Assets held for sale, net	—	—	207,665	—	4,901
Cash and cash equivalents	206,692	209,098	198,969	220,140	189,984
Restricted cash	142,051	356,844	130,483	130,233	136,071
Investment in marketable securities	32,049	32,863	26,266	22,994	21,429
Tenant and other receivables, net of $17,325 reserve at 12/31/13	60,393	57,602	56,728	48,197	55,855
Related party receivables	8,530	7,800	6,845	11,133	7,531
Deferred rents receivable, net of reserve for tenant credit loss of $30,333 at 12/31/13	386,508	374,615	360,954	355,250	340,747
Deferred costs, net	267,058	247,850	246,058	252,018	261,145
Other assets	750,123	729,426	699,256	722,952	718,326

Total Assets	$14,959,001	$14,581,167	$14,407,007	$14,538,109	$14,386,296

COMPARATIVE BALANCE SHEETS Unaudited (Amounts in Thousands)

	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Liabilities
Mortgages and other loans payable	$4,860,578	$4,641,758	$4,835,231	$4,815,485	$4,615,464
Term loan and senior unsecured notes	1,739,330	1,737,869	1,735,205	1,732,588	1,734,956
Revolving credit facility	220,000	340,000	40,000	30,000	70,000
Accrued interest and other liabilities	114,622	75,607	77,497	79,913	81,080
Accounts payable and accrued expenses	145,889	167,719	138,029	143,812	159,598
Deferred revenue	263,261	293,393	296,930	310,214	312,995
Capitalized lease obligations	47,671	47,492	47,240	43,404	37,518
Deferred land lease payable	22,185	21,066	19,948	19,750	20,897
Dividends and distributions payable	52,255	34,749	34,740	37,737	37,839
Security deposits	61,308	54,824	53,604	49,803	46,253
Liabilities related to assets held for sale	—	—	11,894	—	136
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	7,627,099	7,514,477	7,390,318	7,362,706	7,216,736

Noncontrolling interest in operating partnership (2,902 units outstanding) at 12/31/13	265,476	248,046	243,925	220,174	212,907
Series G Preferred Units	47,550	47,550	47,550	47,550	47,550
Series H Preferred Units	2,000	2,000	2,000	2,000	2,000

Equity
SL Green Realty Corp. Stockholders’ Equity:
Series C Perpetual Preferred Shares	—	—	—	180,340	180,340
Series D Perpetual Preferred Shares	—	—	—	—	—
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,965
Common stock, $.01 par value, 160,000 shares authorized, 98,563 issued and outstanding at 12/31/13	986	959	955	953	950
Additional paid—in capital	5,015,904	4,757,778	4,716,012	4,697,528	4,667,900
Treasury stock (3,570 shares) at 12/31/13	(317,356)	(316,989)	(316,768)	(322,858)	(322,858)
Accumulated other comprehensive loss	(15,211)	(19,249)	(18,622)	(26,117)	(29,587)
Retained earnings	1,619,150	1,636,584	1,631,287	1,665,468	1,701,092
Total SL Green Realty Corp. stockholders’ equity	6,525,405	6,281,015	6,234,796	6,417,246	6,419,802

Noncontrolling interest in other partnerships	491,471	488,079	488,418	488,433	487,301

Total equity	7,016,876	6,769,094	6,723,214	6,905,679	6,907,103

Total Liabilities and Equity	$14,959,001	$14,581,167	$14,407,007	$14,538,109	$14,386,296

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2013	2012	2013	2013	2012
Revenues
Rental revenue, net	$276,580	$264,411	$264,349	$1,080,684	$1,062,682
Escalation and reimbursement revenues	44,511	40,883	45,091	169,529	165,156
Investment income	49,956	31,500	44,448	193,843	119,155
Other income	3,651	9,805	9,877	25,021	35,736
Total Revenues, net	374,698	346,599	363,765	1,469,077	1,382,729

Equity in net income (loss) from unconsolidated joint ventures	5,669	(4,570)	2,939	9,921	76,418
Gain (loss) on early extinguishment of debt	5	(6,978)	—	(18,518)	(6,978)

Expenses
Operating expenses	74,610	70,719	77,272	293,514	292,392
Ground rent	10,160	11,296	10,127	39,926	37,866
Real estate taxes	57,207	52,591	55,511	218,832	209,337
Loan loss and other investment reserves, net of recoveries	—	—	—	—	564
Transaction related costs, net of recoveries	3,268	1,227	(2,349)	3,987	5,625
Marketing, general and administrative	22,742	21,372	20,869	86,192	82,840
Total Operating Expenses	167,987	157,205	161,430	642,451	628,624

Operating Income	212,385	177,846	205,274	818,029	823,545

Interest expense, net of interest income	82,795	82,108	82,973	330,215	329,897
Amortization of deferred financing costs	3,661	7,824	4,331	16,695	19,450
Depreciation and amortization	89,105	92,170	87,473	337,692	325,737
(Gain) Loss on equity investment in marketable securities	—	(2,703)	—	65	(4,940)

Income from Continuing Operations	36,824	(1,553)	30,497	133,362	153,401

Income (loss) from discontinued operations	—	9,736	1,406	3,875	12,619
Gain (loss) on sale of discontinued operations	—	—	13,787	14,900	6,627
Equity in net gain (loss) on sale of joint venture interest / real estate	7,538	19,277	(354)	3,601	31,264
Purchase price fair value adjustment	—	—	—	(2,305)	—
Depreciable real estate reserves, net of recoveries	—	—	—	(2,150)	5,789
Net Income	44,362	27,460	45,336	151,283	209,700

Net income attributable to noncontrolling interests	(2,936)	481	(4,011)	(13,652)	(11,188)
Dividends on preferred units	(568)	(574)	(562)	(2,260)	(2,107)

Net Income (Loss) Attributable to SL Green Realty Corp	40,858	27,367	40,763	135,371	196,405

Preferred stock redemption costs	—	—	—	(12,160)	(10,010)
Dividends on perpetual preferred shares	(3,738)	(7,407)	(3,738)	(21,881)	(30,411)

Net Income (Loss) Attributable to Common Stockholders	$37,120	$19,960	$37,025	$101,330	$155,984

Earnings per Share
Net income (loss) per share (basic)	$0.39	$0.22	$0.40	$1.10	$1.75
Net income (loss) per share (diluted)	$0.39	$0.22	$0.40	$1.10	$1.74

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

		Three Months Ended		Three Months Ended	Twelve Months Ended
		December 31,	December 31,	September 30,	December 31,	December 31,
		2013	2012	2013	2013	2012
Funds from Operations
Net Income Attributable to Common Stockholders		$37,120	$19,960	$37,025	$101,330	$155,984

Add:	Depreciation and amortization	89,105	92,170	87,473	337,692	325,737
	Discontinued operations depreciation adjustments	—	1,616	—	3,212	6,373
	Joint ventures depreciation and noncontrolling interests adjustments	13,399	13,417	12,720	51,266	35,593
	Net income attributable to noncontrolling interests	2,936	(481)	4,011	13,652	11,188
Less:	Gain (loss) on sale of discontinued operations	—	—	13,787	14,900	6,627
	Equity in net gain (loss) on sale of joint venture property / real estate	7,538	19,277	(354)	3,601	31,264
	Purchase price fair value adjustment	—	—	—	(2,305)	—
	Depreciable real estate reserves, net of recoveries	—	—	—	(2,150)	5,789
	Non-real estate depreciation and amortization	505	243	416	1,509	940
	Funds From Operations	$134,517	$107,162	$127,380	$491,597	$490,255

	Funds From Operations - Basic per Share	$1.39	$1.14	$1.34	$5.17	$5.30

	Funds From Operations - Diluted per Share	$1.38	$1.14	$1.34	$5.16	$5.28

Funds Available for Distribution
FFO		$134,517	$107,162	$127,380	491,597	490,255

Add:	Non real estate depreciation and amortization	505	243	416	1,509	940
	Amortization of deferred financing costs	3,661	7,824	4,331	16,695	19,450
	Non-cash deferred compensation	26,770	16,325	8,148	55,092	42,414
Less:	FAD adjustment for Joint Ventures	18,104	5,937	4,210	29,676	15,611
	FAD adjustment for discontinued operations	—	—	130	416	1,082
	Straight-line rental income and other non cash adjustments	13,827	13,866	8,971	53,868	128,664
	Second cycle tenant improvements	37,613	18,564	11,907	68,090	45,950
	Second cycle leasing commissions	13,482	4,173	4,935	28,034	28,445
	Revenue enhancing recurring CAPEX	2,446	530	467	3,738	2,277
	Non-revenue enhancing recurring CAPEX	18,464	18,850	5,754	32,730	39,790

Reported Funds Available for Distribution		$61,517	$69,634	$103,901	$348,341	$291,241
	Diluted per Share	$0.63	$0.74	$1.09	$3.66	$3.14

Add:	1515 Broadway - Viacom capital contribution	$4,226	$377	$85	$4,634	$15,652
	388-390 Greenwich - Citi capital contribution (at SLG share)	$13,374	$—	$9	$13,404	$128

Recurring Funds Available for Distribution		$79,117	$70,011	$103,995	$366,379	$307,021
	Diluted per Share	$0.81	$0.74	$1.09	$3.85	$3.31

First cycle tenant improvements		$11,644	$4,508	$9,946	$27,345	$16,093
First cycle leasing commissions		$5,034	$5,528	$4,171	$4,809	$11,371
Redevelopment Costs		$19,208	$6,600	$7,778	$17,860	$27,189

Payout Ratio of Funds from Operations		36.1%	29.0%	24.6%	28.9%	20.5%
Payout Ratio of Recurring Funds Available for Distribution		61.4%	44.3%	30.2%	38.7%	32.7%

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

								Accumulated
	Series C	Series I						Other
	Preferred	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2012	$180,340	$221,965	$950	$4,667,900	$(322,858)	$1,701,092	$487,301	$(29,587)	$6,907,103

Net Income attributable to SL Green						135,371	10,629		146,000
Preferred dividends						(21,881)			(21,881)
Cash distributions declared ($1.49 per common share)						(138,684)			(138,684)
Cash distributions to noncontrolling interests							(14,623)		(14,623)
Other comprehensive income - unrealized gain on derivative instruments								1,710	1,710
Other comprehensive income - SLG’s share of joint venture net unrealized gain on derivative instruments								11,193	11,193
Other comprehensive income - unrealized gain on marketable securities								1,473	1,473
Proceeds from stock options exercised			2	12,902					12,904
DRIP proceeds				67					67
Conversion of units of the Operating Partnership to common stock			2	17,285					17,287
Contributions to consolidated joint venture							8,164		8,164
Sale of treasury stock					6,090	1,030			7,120
Reallocation of noncontrolling interests in the Operating Partnership						(45,618)			(45,618)
Redemption of preferred stock	(180,340)					(12,160)			(192,500)
Preferred stock issuance costs		(33)							(33)
Issuance of common stock			30	290,669					290,699
Deferred compensation plan and stock awards, net			2	752	(588)				166
Amortization of deferred compensation plan				26,329					26,329
Balance at December 31, 2013	$—	$221,932	$986	$5,015,904	$(317,356)	$1,619,150	$491,471	$(15,211)	$7,016,876

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2012	91,249,632	2,759,758	—	94,009,390	—	94,009,390

YTD share activity	3,743,652	142,559	—	3,886,211		3,886,211
Share Count at December 31, 2013 - Basic	94,993,284	2,902,317	—	97,895,601	—	97,895,601

Weighting factor	(2,724,319)	(167,203)	261,576	(2,629,947)		(2,629,947)
Weighted Average Share Count at December 31, 2013 - Diluted	92,268,965	2,735,114	261,576	95,265,654	—	95,265,654

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	December 31, 2013		December 31, 2012
	Total	SLG Interest	Total	SLG Interest
Land and land interests	$1,943,275	$898,652	$1,967,727	$875,435
Buildings and improvements	5,370,424	2,391,671	5,521,306	2,341,441
Building leasehold	8,222	5,556	7,491	3,371
Buildings & improvements under capital lease	189,558	94,779	—	—
	7,511,479	3,390,658	7,496,524	3,220,247
Less accumulated depreciation	(665,458)	(287,177)	(585,533)	(243,383)

Net real estate	6,846,021	3,103,481	6,910,991	2,976,864

Cash and cash equivalents	96,818	40,711	77,456	29,416
Restricted cash	119,695	50,651	130,350	49,237
Debt investments	—	—	—	—
Tenant and other receivables, net of $2,921 reserve at 12/31/13	33,823	13,711	39,263	15,332
Deferred rents receivable, net of reserve for tenant credit loss of $2,999 at 12/31/13	118,396	45,612	89,153	32,703
Deferred costs, net	176,615	73,751	163,022	61,573
Other assets	281,935	122,544	228,869	94,261

Total assets	$7,673,303	$3,450,461	$7,639,104	$3,259,386

Mortgage loans payable	$5,066,710	$2,134,677	$5,358,048	$2,135,361
Derivative instruments-fair value	10,389	5,176	33,457	16,687
Accrued interest and other liabilities	14,265	6,582	14,754	5,514
Accounts payable and accrued expenses	150,278	72,704	99,869	45,564
Deferred revenue	224,850	105,592	240,641	113,807
Capitalized lease obligations	178,119	89,060	—
Security deposits	19,059	8,902	18,208	7,706
Contributed Capital (1)	2,009,633	1,027,768	1,874,127	934,747

Total liabilities and equity	$7,673,303	$3,450,461	$7,639,104	$3,259,386

(1) Contributed capital reflects our share of capital based on the fair value of partially sold or contributed properties, while the investment in unconsolidated joint venture balance reflected on the face of the balance sheet reflects the actual capital invested in the joint venture.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

			Three Months Ended
	Three Months Ended December 31, 2013		September 30, 2013	Three Months Ended December 31, 2012
	Total	SLG Interest	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$138,827	$59,147	$57,605	$127,850	$49,905
Escalation and reimbursement revenues	12,406	5,218	4,725	10,931	4,148
Other income	14,640	6,466	4,306	7,789	3,688
Total Revenues, net	$165,873	$70,831	$66,636	$146,570	$57,741

Expenses
Operating expenses	$28,606	$12,636	$12,681	$29,765	$11,230
Ground rent	891	117	—	658	—
Real estate taxes	18,387	7,881	8,037	15,748	6,220
Total Operating Expenses	$47,884	$20,634	$20,718	$46,171	$17,450

NOI	$117,989	$50,197	$45,918	$100,399	$40,291
Cash NOI	$107,409	$45,938	$42,232	$93,381	$38,027

Transaction related costs, net of recoveries	$808	$341	$—	$752	$306
Interest expense, net of interest income	56,628	20,477	20,031	60,948	21,540
Amortization of deferred financing costs	4,638	2,506	1,790	2,730	1,104
Depreciation and amortization	47,952	20,786	21,058	58,587	21,911

Net Income (Loss)	$7,963	$6,087	$3,039	$(22,618)	$(4,570)

Plus: Real estate depreciation	47,939	20,780	21,055	58,587	21,911
FFO Contribution	$55,902	$26,867	$24,094	$35,969	$17,341

FAD Adjustments:
Add: Non real estate depreciation and amortization	$4,651	$2,512	$1,793	$2,730	$1,104
Less: Straight-line rental income and other non-cash adjustments	(11,902)	(4,902)	(4,284)	(7,055)	(2,244)
Less: Second cycle tenant improvement	(2,785)	(1,471)	(750)	(7,791)	(3,261)
Less: Second cycle leasing commissions	(27,667)	(13,788)	(888)	(2,761)	(971)
Less: Recurring CAPEX	(777)	(455)	(81)	(1,585)	(565)
FAD Adjustment	$(38,480)	$(18,104)	$(4,210)	$(16,462)	$(5,937)

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Twelve Months Ended December 31, 2013		Twelve Months Ended December 31, 2012
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$539,528	$225,350	$444,783	$185,222
Escalation and reimbursement revenues	46,003	18,707	35,841	14,601
Other income	43,118	19,947	30,533	14,790
Total Revenues, net	$628,649	$264,004	$511,157	$214,613

Expenses
Operating expenses	$114,633	$48,951	$80,722	$33,941
Ground rent	2,863	117	2,975	155
Real estate taxes	71,755	30,018	53,613	22,481
Total Operating Expenses	$189,251	$79,086	$137,310	$56,577

NOI	$439,398	$184,918	$373,847	$158,036
Cash NOI	$406,908	$172,070	$346,859	$149,843

Transaction related costs, net of recoveries	$808	$356	$2,044	$960
Interest expense, net of interest income	225,765	79,896	221,476	86,268
Amortization of deferred financing costs	17,092	9,637	9,739	3,859
Depreciation and amortization	192,504	79,640	166,336	69,116

Gain on early extinguishment of debt	—	—	21,421	10,711

Net Income (Loss)	$3,229	$15,389	$(4,327)	$8,544

Plus: Real estate depreciation	192,475	79,629	166,296	69,108
FFO Contribution	$195,704	$95,018	$161,969	$77,652

FAD Adjustments:
Add: Non real estate depreciation and amortization	$17,121	$9,648	$9,779	$3,867
Less: Straight-line rental income and other non-cash adjustments	(37,422)	(15,280)	(27,880)	(8,810)
Less: Second cycle tenant improvement	(10,341)	(4,889)	(18,017)	(6,457)
Less: Second cycle leasing commissions	(37,045)	(17,903)	(10,459)	(3,465)
Less: Recurring CAPEX	(2,711)	(1,252)	(2,177)	(746)
FAD Adjustment	$(70,398)	$(29,676)	$(48,754)	$(15,611)

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited (Dollars in Thousands)

		Three Months Ended				Three Months Ended		Twelve Months Ended
		December 31,		December 31,		September 30,		December 31,		December 31,
		2013		2012		2013		2013		2012
	Property NOI

	Property operating NOI	$179,114		$170,688		$166,530		$697,943		$688,247
	NOI from discontinued operations	—		2,488		1,536		7,548		11,849
	Total property operating NOI - consolidated	179,114		173,176		168,066		705,491		700,096
	SLG share of property NOI from JVs	50,197		40,291		45,918		184,918		158,036
	NOI	$229,311		$213,467		$213,984		$890,409		$858,132

Less:	Free rent (net of amortization)	2,199		1,696		3,312		9,712		11,011
	Net FAS 141 adjustment	3,962		1,977		(2,633)		9,803		6,096
	Straightline revenue adjustment	15,900		15,962		15,793		63,669		68,106

Plus:	Allowance for S/L tenant credit loss	741		121		937		2,682		3,489
	Ground lease straight-line adjustment	1,314		2,208		1,254		4,637		2,782
	Cash NOI	$209,305		$196,161		$199,703		$814,544		$779,190

	Components of Consolidated Debt Service and Fixed Charges

	Interest expense	$82,795		$82,563		$83,103		$330,676		$331,980
	Fixed amortization principal payments	10,214		12,948		10,143		42,097		50,305
	Total Consolidated Debt Service	$93,009		$95,511		$93,246		$372,773		$382,285

	Payments under ground lease arrangements	$8,846		$9,088		$8,873		$35,289		$35,084
	Dividends on preferred units	568		574		562		2,260		2,107
	Dividends on perpetual preferred shares	3,738		7,407		3,738		21,881		30,411
	Total Consolidated Fixed Charges	$106,161		$112,580		$106,419		$432,203		$449,887

	Consolidated Interest Coverage Ratio	2.80	x	2.40	x	2.72	x	2.73	x	2.51	x
	Consolidated Debt Service Coverage Ratio	2.49	x	2.08	x	2.43	x	2.43	x	2.18	x
	Consolidated Fixed Charge Coverage Ratio	2.19	x	1.77	x	2.13	x	2.10	x	1.85	x

SELECTED FINANCIAL DATA 2013 Same Store - Consolidated Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2013	2012	%	2013	2013	2012	%
Revenues
	Rental revenue, net	$248,111	$244,384	1.5%	$238,945	$983,249	$966,167	1.8%
	Escalation & reimbursement revenues	40,784	38,033	7.2%	41,809	157,601	152,811	3.1%
	Other income	1,367	1,974	-30.7%	861	6,137	10,839	-43.4%
	Total Revenues	$290,262	$284,391	2.1%	$281,615	$1,146,987	$1,129,817	1.5%
Expenses
	Operating expenses	$61,255	$61,094	0.3%	$65,944	$249,621	$244,943	1.9%
	Ground rent	9,953	11,555	-13.9%	10,300	41,719	38,641	8.0%
	Real estate taxes	50,765	47,648	6.5%	50,248	197,504	188,683	4.7%
	Transaction related costs, net of recoveries	—	—	0.0%	—	1	(9)	0.0%
		$121,973	$120,297	1.4%	$126,492	$488,845	$472,258	3.5%

	Operating Income	$168,289	$164,094	2.6%	$155,123	$658,142	$657,559	0.1%

	Interest expense & amortization of financing costs	$57,756	$60,279	-4.2%	$57,580	$232,542	$237,290	-2.0%
	Depreciation & amortization	74,485	69,743	6.8%	76,492	293,595	275,601	6.5%

	Income before noncontrolling interest	$36,048	$34,072	5.8%	$21,051	$132,005	$144,668	-8.8%
Plus:	Real estate depreciation & amortization	74,475	69,733	6.8%	76,482	293,555	275,561	6.5%

	FFO Contribution	$110,523	$103,805	6.5%	$97,533	$425,560	$420,229	1.3%

Less:	Non—building revenue	463	93	397.8%	209	2,202	3,210	-31.4%

Plus:	Transaction related costs, net of recoveries	—	—	0.0%	—	1	(9)	0.0%
	Interest expense & amortization of financing costs	57,756	60,279	-4.2%	57,580	232,542	237,290	-2.0%
	Non-real estate depreciation	10	10	0.0%	10	40	40	0.0%
	NOI	$167,826	$164,001	2.3%	$154,914	$655,941	$654,340	0.2%

Cash Adjustments
Less:	Free rent (net of amortization)	(756)	74	-1121.6%	1,133	1,322	4,665	-71.7%
	Straightline revenue adjustment	12,047	12,865	-6.4%	12,077	49,447	53,995	-8.4%
	Rental income - FAS 141	3,319	2,377	39.6%	(4,067)	5,154	10,317	-50.0%
Plus:	Ground lease straight-line adjustment	1,292	2,186	-40.9%	1,232	5,645	2,702	108.9%
	Allowance for S/L tenant credit loss	605	(72)	-940.3%	765	2,806	2,411	16.4%
	Cash NOI	$155,113	$150,799	2.9%	$147,768	$608,469	$590,476	3.0%

Operating Margins
	NOI to real estate revenue, net	57.79%	57.70%		54.90%	57.16%	57.96%
	Cash NOI to real estate revenue, net	53.41%	53.06%		52.37%	53.02%	52.30%

	NOI before ground rent/real estate revenue, net	61.22%	61.77%		58.55%	60.79%	61.38%
	Cash NOI before ground rent/real estate revenue, net	56.40%	56.35%		55.58%	56.16%	55.48%

SELECTED FINANCIAL DATA 2013 Same Store - Joint Venture Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2013	2012	%	2013	2013	2012	%
Revenues
Rental revenue, net	$30,344	$29,540	2.7%	$29,864	$120,444	$116,781	3.1%
Escalation & reimbursement revenues	1,707	1,606	6.3%	1,617	6,255	6,591	-5.1%
Other income	436	157	177.7%	415	1,241	11,435	-89.1%
Total Revenues	$32,487	$31,303	3.8%	$31,896	$127,940	$134,807	-5.1%
Expenses
Operating expenses	$3,983	$4,237	-6.0%	$4,153	$16,207	$17,109	-5.3%
Ground rent	—	—	0.0%	0	—	—	0.0%
Real estate taxes	2,685	2,123	26.5%	2,728	10,487	9,673	8.4%
Transaction related costs, net of recoveries	—	—	0.0%	—	—	2	0.0%
	$6,668	$6,360	4.8%	$6,881	$26,694	$26,784	-0.3%

Operating Income	$25,819	$24,943	3.5%	$25,015	$101,246	$108,023	-6.3%

Interest expense & amortization of financing costs	$9,931	$12,644	-21.5%	$9,933	$39,529	$50,841	-22.2%
Depreciation & amortization	9,643	9,603	0.4%	9,652	38,607	37,435	3.1%

Income before noncontrolling interest	$6,245	$2,696	131.6%	$5,430	$23,110	$19,747	17.0%
Plus: Real estate depreciation & amortization	9,637	9,603	0.4%	9,648	38,595	37,426	3.1%

FFO Contribution	$15,882	$12,299	29.1%	$15,078	$61,705	$57,173	7.9%

Less: Non—building revenue	78	92	-15.2%	81	345	10,950	-96.8%

Plus: Transaction related costs, net of recoveries	—	—	0.0%	—	—	2	-100.0%
Interest expense & amortization of financing costs	9,931	12,644	-21.5%	9,933	39,529	50,841	-22.2%
Non-real estate depreciation	6	—	0.0%	4	12	9	33.3%
NOI	$25,741	$24,851	3.6%	$24,934	$100,901	$97,075	3.9%

Cash Adjustments
Less: Free rent (net of amortization)	332	261	27.2%	(152)	(40)	261	-115.3%
Straightline revenue adjustment	828	730	13.4%	813	3,093	2,594	19.2%
Rental income - FAS 141	333	440	-24.3%	333	2,525	1,411	79.0%
Plus: Ground lease straight-line adjustment	—	—	0.0%	—	—	—	0.0%
Allowance for S/L tenant credit loss	64	(188)	-134.0%	48	(133)	13	-1123.1%
Cash NOI	$24,312	$23,232	4.6%	$23,988	$95,190	$92,822	2.6%

Operating Margins
NOI to real estate revenue, net	79.43%	79.62%		78.37%	79.08%	78.38%
Cash NOI to real estate revenue, net	75.02%	74.44%		75.40%	74.60%	74.94%

NOI before ground rent/real estate revenue, net	79.43%	79.62%		78.37%	79.08%	78.38%
Cash NOI before ground rent/real estate revenue, net	74.82%	75.04%		75.25%	74.71%	74.93%

SELECTED FINANCIAL DATA 2013 Same Store - Combined Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2013	2012	%	2013	2013	2012	%
Revenues
	Rental revenue, net	$278,455	$273,924	1.7%	$268,809	$1,103,693	$1,082,948	1.9%
	Escalation & reimbursement revenues	42,491	39,639	7.2%	43,426	163,856	159,402	2.8%
	Other income	1,803	2,131	-15.4%	1,276	7,378	22,274	-66.9%
	Total Revenues	$322,749	$315,694	2.2%	$313,511	$1,274,927	$1,264,624	0.8%
Expenses
	Operating expenses	$65,238	$65,331	-0.1%	$70,097	$265,828	$262,052	1.4%
	Ground rent	9,953	11,555	-13.9%	10,300	41,719	38,641	8.0%
	Real estate taxes	53,450	49,771	7.4%	52,976	207,991	198,356	4.9%
	Transaction related costs, net of recoveries	—	—	—	—	1	(7)	-114.3%
		$128,641	$126,657	1.6%	$133,373	$515,539	$499,042	3.3%

	Operating Income	$194,108	$189,037	2.7%	$180,138	$759,388	$765,582	-0.8%

	Interest expense & amortization of financing costs	$67,687	$72,923	-7.2%	$67,513	$272,071	$288,131	-5.6%
	Depreciation & amortization	84,128	79,346	6.0%	86,144	332,202	313,036	6.1%

	Income before noncontrolling interest	$42,293	$36,768	15.0%	$26,481	$155,115	$164,415	-5.7%
Plus:	Real estate depreciation & amortization	84,112	79,336	6.0%	86,130	332,150	312,987	6.1%

	FFO Contribution	$126,405	$116,104	8.9%	$112,611	$487,265	$477,402	2.1%

Less:	Non—building revenue	541	185	192.4%	290	2,547	14,160	-82.0%

Plus:	Transaction related costs, net of recoveries	—	—	—	—	1	(7)	-114.3%
	Interest expense & amortization of financing costs	67,687	72,923	-7.2%	67,513	272,071	288,131	-5.6%
	Non-real estate depreciation	16	10	60.0%	14	52	49	6.1%
NOI		$193,567	$188,852	2.5%	$179,848	$756,842	$751,415	0.7%

Cash Adjustments
Less:	Free rent (net of amortization)	(424)	335	-226.6%	981	1,282	4,926	-74.0%
	Straightline revenue adjustment	12,875	13,595	-5.3%	12,890	52,540	56,589	-7.2%
	Rental income - FAS 141	3,652	2,817	29.6%	(3,734)	7,679	11,728	-34.5%
Plus:	Ground lease straight-line adjustment	1,292	2,186	-40.9%	1,232	5,645	2,702	108.9%
	Allowance for S/L tenant credit loss	669	(260)	-357.3%	813	2,673	2,424	10.3%
Cash NOI		$179,425	$174,031	3.1%	$171,756	$703,659	$683,298	3.0%

Operating Margins
	NOI to real estate revenue, net	59.84%	59.44%		57.19%	59.22%	59.96%
	Cash NOI to real estate revenue, net	55.46%	54.78%		54.62%	55.06%	54.53%

	NOI before ground rent to real estate revenue, net	62.91%	63.08%		60.47%	62.48%	63.04%
	Cash NOI before ground rent to real estate revenue, net	58.33%	58.50%		57.64%	58.11%	57.42%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited (Dollars in Thousands)

	Principal		2014				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	12/31/2013	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
125 Park Avenue	$146,250	5.75%	$—	Oct-14		$146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	120,830	7.27%	5,981	Nov-15		109,537	—	Open
500 West Putnam Avenue	23,529	5.52%	561	Jan-16		22,376	—	Open
420 Lexington Avenue	182,641	7.15%	2,523	Sep-16		175,740	—	Open
1-6 Landmark Square	82,909	4.00%	1,640	Dec-16		77,936	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 West 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
762 Madison Avenue (swapped)	8,211	3.75%	166	Feb-17		7,679	—	Open
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
1 Madison Avenue	587,336	5.91%	21,595	May-20		404,531	—	Open
100 Church Street	230,000	4.68%	1,388	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		441,594	—	Open
400 East 57th Street	70,000	4.13%	1,002	Feb-24		45,789	—	Open
400 East 58th Street	30,000	4.13%	429	Feb-24		19,624	—	Open
1515 Broadway	900,000	3.93%	—	Mar-25		737,436	—	Feb-15
	$4,080,606	5.25%	$35,285			$3,585,176
Secured fixed rate debt - other
609 Partners, LLC	$23	5.00%	$—	Jul-14		$23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	$50,023	8.00%	$—			$50,023
Unsecured fixed rate debt
Unsecured notes	$75,898	5.88%	$—	Aug-14		$75,898	—	Open
Unsecured notes	255,206	6.00%	—	Mar-16		255,308	—	Open
Convertible notes	297,837	3.00%	—	Oct-17		345,000	—	Open
Term loan (swapped)	30,000	3.95%	—	Mar-18	(2)	30,000	—	Open
Unsecured notes	249,681	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(3)	7	—	Jun-15
Convertible notes	10,701	3.00%	—	Mar-27	(4)	10,701	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	—
	$1,469,330	5.22%	$—			$1,516,914

Total Fixed Rate Debt/Wtd Avg	$5,599,959	5.27%	$35,285			$5,152,113
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 320 bps)	$91,000	3.37%	$—	Dec-14		$91,000	Dec-15	Open
16 Court Street (LIBOR + 350 bps)	79,243	4.00%	—	Apr-16		79,243	—	Open
180 Maiden Lane (LIBOR + 211.25 bps)	262,706	2.36%	8,691	Nov-16		238,723	—	Open
248-252 Bedford Avenue (LIBOR + 225 bps)	22,000	2.42%	—	Mar-18		21,363	—	Open
220 East 42nd St. (LIBOR + 160 bps)	275,000	1.77%	—	Oct-20		275,000	—	Open
	$729,949	2.45%	$8,691			$705,329
Unsecured floating rate debt
Revolving credit facility (LIBOR + 145 bps)	$220,000	1.62%	$—	Mar-17		$220,000	Mar-18	Open
Term loan (LIBOR + 165 bps)	370,000	1.82%	—	Mar-18		370,000	—	Open
	$590,000	1.75%	$—			$590,000

Total Floating Rate Debt/Wtd Avg	$1,319,949	2.13%	$8,691			$1,295,329

Total Debt/Wtd Avg - Consolidated	$6,919,908	4.67%	$43,976			$6,447,442

Total Debt/Wtd Avg - Joint Venture	$2,134,677	4.24%

Weighted Average Balance & Interest Rate including SLG’s share of JV Debt	$9,094,962	4.67%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Certain loans are subject to LIBOR floors.

(2) The interest rate swap terminates in June 2016.

(3) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(4) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited

	Principal Outstanding			2014				As-Of
	12/31/2013			Principal	Maturity		Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment

1604-1610 Broadway	$27,000	$18,900	5.66%	$—	—	(2)	$18,900	—	Open
100 Park Avenue	209,786	104,683	6.64%	992	Sep-14		103,691	—	Open
7 Renaissance	1,276	638	10.00%	—	Dec-15		638	—	Open
11 West 34th Street (swapped)	17,205	5,162	4.82%	90	Jan-16		4,977	—	Open
280 Park Avenue	706,886	349,636	6.57%	3,321	Jun-16		341,184	—	Open
21-25 West 34th Street	100,000	50,000	5.76%	—	Dec-16		50,000	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17		109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17		33,176	—	Open
800 Third Avenue (swapped)	20,910	8,981	6.00%	—	Aug-17		8,981	—	Open
315 West 36th Street (swapped)	25,000	8,875	3.16%	—	Dec-17		8,670	—	Open
388/390 Greenwich Street (swapped)	996,082	503,998	3.20%	—	Dec-17		503,998	—	Open
717 Fifth Avenue (mortgage)	300,000	32,750	4.45%	—	Jul-22		32,750	—	Aug-15
21 East 66th Street	12,000	3,874	3.60%	—	Apr-23		3,874	—	Open
717 Fifth Avenue (mezzanine)	304,000	33,187	9.00%	—	Jul-24		50,969	—	Open
Total Fixed Rate Debt/Wtd Avg	$3,223,895	$1,263,510	5.05%	$4,403			$1,271,458

West Coast Office Portfolio (mortgage) (LIBOR + 314 bps)	$481,309	210,525	3.31%	32,805	Sep-14		$177,720	—	Open
West Coast Office Portfolio (mezzanine) (LIBOR +950 bps)	44,981	19,675	10.00%	—	Sep-14		19,675	—	Open
747 Madison (LIBOR + 275 bps)	33,125	11,041	2.94%	—	Oct-14		11,041	—	Open
180-182 Broadway (LIBOR + 275 bps)	89,893	22,923	2.92%	213	Dec-14		22,710	—	Open
Meadows (LIBOR + 575 bps)	67,350	33,675	7.75%	—	Sep-15		33,675	—	Open
3 Columbus Circle (LIBOR + 210 bps)	239,233	116,985	2.35%	4,008	Apr-16		108,044	—	Open
1552 Broadway (LIBOR + 380 bps)	158,690	79,345	3.90%	—	Apr-16		79,345	—	Open
Mezzanine Debt (LIBOR + 90 bps)	30,000	15,000	1.07%	—	Jun-16		15,000	—	Open
724 Fifth Avenue (LIBOR + 235 bps)	120,000	60,000	2.52%	1,002	Jan-17		56,340	—	Open
10 East 53rd Street (LIBOR +250 bps)	125,000	68,750	2.67%	—	Feb-17		68,750	—	Mar-14
33 Beekman (LIBOR + 275 bps)	18,362	8,428	2.92%	—	Aug-17		8,251	—	Open
600 Lexington Avenue (LIBOR + 200 bps)	120,616	66,339	2.25%	2,114	Oct-17		58,905	—	Open
388/390 Greenwich Street (LIBOR + 115 bps)	142,297	71,999	1.32%	—	Dec-17		71,999	—	Open
521 Fifth Avenue (LIBOR + 220 bps)	170,000	85,850	2.37%	—	Nov-19		85,850	—	Open
21 East 66th Street (T 12 mos + 275 bps)	1,959	632	2.88%	25	Jun-33		4	—	Open
Total Floating Rate Debt/Wtd Avg	$1,842,815	$871,167	3.06%	$40,166			$817,309

Total Joint Venture Debt/Wtd Avg	$5,066,710	$2,134,677	4.24%	$44,569			$2,088,767

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Certain loans are subject to LIBOR floors.

(2) The loan went into default in November 2009 due to the non-payment of debt service. The joint venture is in discussions with the special servicer to resolve this default.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	46.4%		Less than 60%
Fixed Charge Coverage	2.03	x	Greater than 1.5x

Unsecured Notes Covenants
	Actual		Required
Total Debt / Total Assets	36.2%		Less than 60%
Secured Debt / Total Assets	17.4%		Less than 40%
Debt Service Coverage	3.20	x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	418.3%		Greater than 150%

Composition of Debt

Fixed Rate Debt
Consolidated	$5,599,959
SLG Share of JV	1,263,510
Total Fixed Rate Debt	$6,863,469	75.8%

Floating Rate Debt
Consolidated	$1,319,949
SLG Share of JV	871,167
	2,191,116
Debt & Preferred Equity Investments	(545,647)
Total Floating Rate Debt	$1,645,469	18.2%

Total Debt	$9,054,585

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited (Dollars in Thousands)

Consolidated

	Principal		€ 2,014.00				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	12/31/2013	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	$500,000	5.12%	—	Jun-23		$441,594	—	Open
	$500,000	5.12%	—			$441,594

Secured fixed rate debt - Other
609 Partners, LLC	$23	5.00%	—	Jul-14		23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	$50,023	8.00%	—			$50,023

Unsecured fixed rate debt
Unsecured notes	$75,898	5.88%	—	Aug-14		$75,898	—	Open
Unsecured notes	255,206	6.00%	—	Mar-16		255,308	—	Open
Term loan (swapped)	30,000	3.95%	—	Mar-18	(2)	30,000	—	Open
Unsecured notes	249,681	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(3)	7	—	Jun-15
	$1,060,792	5.83%	—			$1,061,213

Total Fixed Rate Debt/Wtd Avg	$1,610,815	5.67%	—			$1,552,830

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (LIBOR + 145 bps)	$220,000	1.62%	—	Mar-17		220,000	Mar-18	Open
Term loan (LIBOR + 165 bps)	370,000	1.82%	—	Mar-18		370,000	—	Open
Total Floating Rate Debt/Wtd Avg	$590,000	1.75%	—			$590,000

Total Debt/Wtd Avg - Consolidated	$2,200,815	4.62%	—			$2,142,830

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Certain loans are subject to LIBOR floors.

(2) The interest rate swap terminates in June 2016.

(3) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	45.5%		Less than 60%
Fixed Charge Coverage	2.98	x	Greater than 1.5x
Secured Debt / Total Assets	10.1%		Less than 40%
Unsecured Debt / Unencumbered Assets	46.6%		Less than 60%

SUMMARY OF GROUND LEASE ARRANGEMENTS Consolidated (Dollars in Thousands)

					Deferred
	2013 Scheduled	2014 Scheduled	2015 Scheduled	2016 Scheduled	Land Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	308	2027	(3)
711 Third Avenue	5,250	5,250	5,250	5,354	564	2033	(4)
752 Madison Avenue/19-21 East 65th Street	212	212	212	212	—	2037	(5)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	11,174	10,899	10,899	10,899	—	2050	(6)
673 First Avenue	4,653	4,653	4,808	5,119	21,313	2087
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	17	105	105	122	—	2111

Total	$35,543	$35,356	$35,511	$35,943	$22,185

Capitalized Leases
673 First Avenue	$2,147	$2,147	$2,218	$2,361	$27,223	2087
1080 Amsterdam Avenue	24	145	145	170	20,448	2111
Total	$2,171	$2,292	$2,363	$2,531	$47,671

(1) Per the balance sheet at December 31, 2013.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(5) Subject to a fair market value rent reset in 2015. The ground lease is subject to renewal at the Company’s option through 2087.

(6) In November 2013, the Company signed an agreement extending the lease through December 31, 2050, subject to two 15-year renewal options.

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands)

	Assets	Weighted Average	Weighted Average	Current
	Outstanding	Assets During Quarter	Yield During Quarter	Yield(2)

9/30/2012	$1,063,034	$1,079,009	9.62%	9.55%

Debt originations/accretion(1)	$281,997
Preferred Equity originations/accretion	$16,028
Redemptions/Sales/Syndications/Amortization	$(12,625)
12/31/2012	$1,348,434	$1,166,626	9.88%	9.93%

Debt originations/accretion(1)	$198,977
Preferred Equity originations/accretion	$5,723
Redemptions/Sales/Syndications/Amortization	$(121,403)
3/31/2013	$1,431,731	$1,348,664	10.61%	11.17%

Debt originations/accretion(1)	$86,132
Preferred Equity originations/accretion	$6,926
Redemptions/Sales/Syndications/Amortization	$(297,368)
6/30/2013	$1,227,421	$1,323,266	10.96%	10.93%

Debt originations/accretion(1)	$187,050
Preferred Equity originations/accretion	$6,621
Redemptions/Sales/Syndications/Amortization	$(105,541)
9/30/2013	$1,315,551	$1,304,561	11.20%	11.19%

Debt originations/accretion(1)	$87,412
Preferred Equity originations/accretion	$11,031
Redemptions/Sales/Syndications/Amortization	$(109,155)
12/31/2013	$1,304,839	$1,304,034	11.27%	11.31%

(1) Accretion includes original issue discounts and/or compounding investment income.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance(1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield(2)

New York City

Senior Mortgage Debt	$30,000	$0	$3,810	7.50%	7.50%

Junior Mortgage Participation	225,016	2,535,891	1,189	10.27%	10.26%

Mezzanine Debt	680,459	2,660,506	856	12.06%	12.05%

Preferred Equity	369,364	1,577,007	435	10.90%	10.91%

Balance as of 12/31/13	$1,304,839	$6,773,405	$859	11.27%	11.31%

Current Maturity Profile(3)

(1)         Approximately 41.3% of our investments are indexed to LIBOR, and may be prepayable at dates prior to maturity subject to certain prepayment penalties or fees.

(2)         Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3)         The weighted maturity of the outstanding balance is 2.19 years.  Approximately 53.5% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

DEBT AND PREFERRED EQUITY INVESTMENTS 10 Largest Investments (Dollars in Thousands)

	Book Value(1)		Senior		Current
Investment Type	12/31/13	Location	Financing	Last $ PSF	Yield(2)

Preferred Equity	$218,330	New York City	$926,260	$542	9.05%
Mortgage and Mezzanine	131,724	New York City	330,000	$284	9.56%
Preferred Equity	115,198	New York City	525,000	$277	14.87%
Mortgage and Mezzanine	80,983	New York City	1,109,000	$1,132	16.23%
Mezzanine Loan	72,823	New York City	775,000	$1,080	18.80%
Mezzanine Loan	71,312	New York City	165,000	$1,982	9.89%
Mortgage and Mezzanine	68,319	New York City	205,000	$394	11.24%
Mezzanine Loan	59,892	New York City	180,000	$352	9.83%
Mezzanine Loan	49,110	New York City	110,000	$479	11.99%
Mortgage Loan	49,000	New York City	133,000	$475	8.63%

Total	$916,691		$4,458,260		11.68%

(1) Net of unamortized fees and discounts.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-13		Sep-13	Jun-13	Mar-13	Dec-12	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	4	98.7		85.7	81.8	81.8	81.8	37,191,444	4	3	18
110 East 42nd Street	Grand Central	Fee Interest	1	215,400	1	86.5		86.5	85.8	84.9	81.6	8,913,540	1	1	23
120 West 45th Street	Midtown	Fee Interest	1	440,000	2	85.2		81.0	78.2	74.0	79.5	20,862,228	2	2	32
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	82.0		87.8	83.2	77.6	73.1	27,709,224	3	2	21
180 Maiden Lane (1)	Financial East	Fee Interest	1	1,090,000	4	97.6		97.6	97.6	97.7	97.7	55,331,208		2	5
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	91.5		91.1	93.7	94.9	94.9	46,506,336	5	4	30
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	85.8		84.1	90.2	92.1	92.5	60,686,388	7	5	218
461 Fifth Avenue (2)	Midtown	Leasehold Interest	1	200,000	1	99.4		99.4	99.4	99.4	99.4	16,529,484	2	1	14
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	100.0		100.0	100.0	100.0	100.0	55,169,268	6	5	24
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.9		99.1	99.8	99.2	99.2	33,901,044	4	3	10
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	77.8		85.0	85.0	85.8	85.2	14,042,124	2	1	11
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	92.1		92.3	92.1	93.1	94.5	46,209,072	5	4	21
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	99.2		100.0	100.0	100.0	100.0	21,004,836	2	2	7
711 Third Avenue (3)	Grand Central North	Leasehold Interest	1	524,000	2	88.4		88.4	88.4	88.4	86.3	27,511,560	3	2	17
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	95.8		96.8	96.8	96.1	97.5	41,437,956	5	4	28
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	92.0		91.5	91.0	87.6	87.6	40,023,768	4	4	41
919 Third Avenue (4)	Grand Central North	Fee Interest	1	1,454,000	5	90.3		96.9	96.9	96.9	96.9	81,700,824		4	12
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	95.2		95.2	95.2	97.6	97.6	81,445,404	9	7	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	99.5		98.1	95.3	97.0	97.0	37,538,424	4	3	35
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0		100.0	100.0	100.0	100.0	111,850,668	12	10	12
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	100.0		100.0	100.0	100.0	98.7	67,572,816	7	6	2

Subtotal / Weighted Average			21	16,928,045	59%	94.5%		94.2%	94.3%	94.2%	94.1%	$933,137,616	88%	76%	599

“Non Same Store”
304 Park Avenue South	Midtown South	Fee Interest	1	215,000	1	98.8		95.3	93.6	93.6	95.8	11,923,104	1	1	15
641 Sixth Avenue	Midtown South	Fee Interest	1	163,000	1	92.1		92.1	92.1	92.1	92.1	8,380,860	1	1	7

Subtotal / Weighted Average			2	378,000	1%	95.9%		93.9%	92.9%	92.9%	94.2%	$20,303,964	2%	2%	22

Total / Weighted Average Manhattan Consolidated Properties			23	17,306,045	61%	94.5%		94.2%	94.2%	94.2%	94.1%	$953,441,580	90%	78%	621

UNCONSOLIDATED PROPERTIES
“Same Store”
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	95.1		94.6	94.6	94.6	94.6	54,288,768		3	37
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	9	100.0		100.0	100.0	100.0	100.0	109,811,160		5	1
600 Lexington Avenue - 55%	East Side	Fee Interest	1	303,515	1	75.5		69.2	66.7	66.7	73.7	15,552,084		1	26
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	95.4		95.4	87.9	87.9	87.1	29,377,200		1	41
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	37,785,768		1	1

Subtotal / Weighted Average			6	4,972,515	17%	97.2%		96.7%	95.8%	95.8%	96.1%	$246,814,980		11%	106

“Non Same Store”
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	354,300	1	90.0		90.0	90.0	90.0	90.0	19,639,776		1	17
315 West 36th Street - 35.5%	Times Square South	Fee Interest	1	147,619	1	99.2		99.2	99.2	99.2	99.2	4,029,156		0	6
521 Fifth Avenue - 50.5%	Grand Central	Fee Interest	1	460,000	2	94.4		94.5	90.6	92.8	85.2	24,977,052		1	41

Subtotal / Weighted Average			3	961,919	3%	93.5%		93.5%	91.7%	92.7%	89.1%	$48,645,984		2%	64

Total / Weighted Average Unconsolidated Properties			9	5,934,434	21%	96.6%		96.2%	95.1%	95.3%	95.0%	$295,460,964		13%	170

Manhattan Grand Total / Weighted Average			32	23,240,479	81%	95.0%		94.7%	94.5%	94.4%	94.3%	$1,248,902,544			791
Manhattan Grand Total - SLG share of Annualized Rent												$1,026,613,619		91%
Manhattan Same Store Occupancy % - Combined				21,900,560	94%	95.1	%(5)	94.8%	94.6%	94.5%	94.6%

Portfolio Grand Total			62	28,549,979	100%	92.5%		92.1%	91.9%	91.8%	91.8%	$1,379,837,788			1,218
Portfolio Grand Total - SLG Share of Annualized Rent												$1,130,433,053		100%

(1) SL Green holds a 49.9% interest in this consolidated joint venture asset.

(2) SL Green holds an option to acquire the fee interest.

(3) SL Green owns 50% of the fee interest.

(4) SL Green holds a 51% interest in this consolidated joint venture asset.

(5) Manhattan same-store occupancy, inclusive of 394,321 square feet of leases signed but not yet commenced, increased to 96.6% as of December 31, 2013.

SELECTED PROPERTY DATA Suburban Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-13		Sep-13	Jun-13	Mar-13	Dec-12	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store” Westchester, NY
1100 King Street - 1 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	74.8		74.8	74.9	74.9	74.9	1,748,604	0	0	2
1100 King Street - 2 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	47.0		47.0	47.0	47.0	47.0	1,355,964	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	57.2		57.2	55.7	63.3	63.3	1,705,944	0	0	3
1100 King Street - 4 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	83.9		69.6	68.1	59.4	59.4	1,817,040	0	0	9
1100 King Street - 5 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	82.6		80.5	80.5	80.5	79.8	1,801,620	0	0	9
1100 King Street - 6 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	88.0		88.0	88.0	88.0	71.2	2,662,596	0	0	4
520 White Plains Road	Tarrytown, New York	Fee Interest	1	180,000	1	57.8		57.8	75.4	75.4	72.5	2,854,680	0	0	8
115-117 Stevens Avenue	Valhalla, New York	Fee Interest	1	178,000	1	73.4		73.4	70.9	70.9	86.0	2,682,720	0	0	10
100 Summit Lake Drive	Valhalla, New York	Fee Interest	1	250,000	1	70.7		70.7	70.7	70.7	70.7	4,246,380	0	0	10
200 Summit Lake Drive	Valhalla, New York	Fee Interest	1	245,000	1	80.2		80.2	69.3	66.6	87.5	4,535,136	1	0	8
500 Summit Lake Drive	Valhalla, New York	Fee Interest	1	228,000	1	90.3		90.3	90.3	89.5	76.9	4,798,848	1	1	6
140 Grand Street	White Plains, New York	Fee Interest	1	130,100	0	93.6		89.5	89.5	89.5	95.3	3,988,068	0	0	13
360 Hamilton Avenue	White Plains, New York	Fee Interest	1	384,000	1	89.3		89.0	89.0	88.7	94.3	12,155,160	1	1	17
Westchester, NY Subtotal/Weighted Average			13	2,135,100	8%	78.1%		77.2%	77.1%	76.6%	79.2%	$46,352,760	5%	5%	102

“Same Store” Connecticut
1 Landmark Square	Stamford, Connecticut	Fee Interest	1	312,000	1	93.8		92.8	95.4	96.0	97.8	8,790,324	1	1	56
2 Landmark Square	Stamford, Connecticut	Fee Interest	1	46,000	0	54.9		57.3	64.1	69.0	69.0	555,156	0	0	7
3 Landmark Square	Stamford, Connecticut	Fee Interest	1	130,000	0	55.1		50.1	64.9	60.4	54.6	2,027,880	0	0	16
4 Landmark Square	Stamford, Connecticut	Fee Interest	1	105,000	0	84.9		84.9	84.9	77.7	76.6	2,659,540	0	0	11
5 Landmark Square	Stamford, Connecticut	Fee Interest	1	61,000	0	99.0		99.0	99.3	99.5	99.5	954,252	0	0	9
6 Landmark Square	Stamford, Connecticut	Fee Interest	1	172,000	1	83.4		83.4	83.4	83.4	83.4	3,705,468	0	0	5
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	0	76.9		76.9	76.9	76.9	10.8	325,320	0	0	1
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	77.7		76.5	76.5	76.5	74.6	4,353,144		0	9
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.3		93.6	93.6	93.6	93.6	6,380,580		0	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	87.7		86.7	86.0	86.0	86.0	6,111,048	1	1	21
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	1	65.3		65.3	63.5	60.9	60.9	3,028,464	0	0	19
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	57.0		57.0	55.1	55.1	55.1	3,121,356	0	0	10
Connecticut Subtotal/Weighted Average			12	1,634,700	5%	80.5%		79.8%	81.3%	80.6%	80.7%	$42,012,532	3%	3%	172

“Non Same Store” Brooklyn, NY
16 Court Street	Brooklyn, New York	Fee Interest	1	317,600	1	87.2		88.4	84.9	84.5	84.0	10,495,296	1	1	66
Brooklyn, NY Subtotal/Weighted Average			1	317,600	1%	87.2%		88.4%	84.9%	84.5%	84.0%	$10,495,296	1%	1%	66

Total / Weighted Average Consolidated Properties			26	4,087,400	14%	79.8%		79.1%	79.4%	78.8%	79.6%	$98,860,588	10%	9%	340

UNCONSOLIDATED PROPERTIES
“Same Store”
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	84.2		80.5	78.4	79.4	79.7	12,508,560		1	55
Jericho Plaza — 20.26%	Jericho, New York	Fee Interest	2	640,000	2	89.9		89.6	89.6	89.6	89.6	19,566,096		0	32
Total / Weighted Average Unconsolidated Properties			4	1,222,100	4%	87.2%		85.3%	84.3%	84.7%	84.7%	$32,074,656		0%	87

Suburban Grand Total / Weighted Average			30	5,309,500	19%	81.5%		80.5%	80.5%	80.2%	81.3%	$130,935,244			427
Suburban Grand Total - SLG share of Annualized Rent												$103,819,434		9%
Suburban Same Store Occupancy % - Combined				4,991,900	94%	81.1	%(2)	80.0%	80.2%	79.9%	80.6%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

(2) Suburban same-store occupancy, inclusive of 46,736 square feet of leases signed but not yet commenced, increased to 82.1% as of December 31, 2013.

SELECTED PROPERTY DATA Retail, Development / Redevelopment, Land & West Coast Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants

“Same Store” Retail
1604 Broadway - 70%	Times Square	Leasehold Interest	1	29,876	3	23.7	23.7	23.7	23.7	23.7	2,001,902	3	7,490,827	2
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	2	100.0	100.0	100.0	100.0	100.0	2,123,688	1	15,482,405	1
21-25 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	30,100	3	100.0	100.0	100.0	100.0	100.0	8,233,968	8	23,349,965	1
717 Fifth Avenue - 10.92%	Midtown/Plaza District	Fee Interest	1	119,550	14	89.4	89.4	89.4	89.4	89.4	34,591,080	8	279,966,857	7
Williamsburg Terrace	Brooklyn, New York	Fee Interest	1	52,000	6	100.0	100.0	100.0	100.0	100.0	1,558,032	3	16,357,696	3
Subtotal/Weighted Average			5	248,676	28%	85.8%	85.8%	85.8%	85.8%	85.8%	$48,508,670	23%	$342,647,749	14

“Non Same Store” Retail
19-21 East 65th Street - 80% (2)	Plaza District	Leasehold Interest	2	23,610	3	100.0	100.0	100.0	100.0	100.0	1,412,184	2	7,539,680	7
21 East 66th Street - 32.28%	Plaza District	Fee Interest	1	16,736	2	100.0	100.0	100.0	100.0	100.0	3,409,057	2	83,668,773	1
131-137 Spring Street	Soho	Fee Interest	2	68,342	8	100.0	100.0	100.0	100.0	100.0	4,691,037	10	133,154,271	12
180-182 Broadway - 25.5%	Cast Iron / Soho	Fee Interest	2	156,086	18	100.0	100.0	—	—	—	9,757,368	5	131,562,699	3
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	1	270,132	31	100.0	N/A	N/A	N/A	N/A	14,779,822	30	211,933,183	10
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	7	76.6	84.6	84.8	84.7	84.7	20,589,864	21	225,044,358	7
752 Madison Avenue - 80% (2)	Plaza District	Leasehold Interest	1	21,124	2	100.0	100.0	100.0	100.0	100.0	3,561,060	6	7,140,833	1
762 Madison Avenue - 80% (2)	Plaza District	Fee Interest	1	6,109	1	82.6	82.6	82.6	100.0	100.0	624,324	1	16,703,508	4
Subtotal/Weighted Average			11	627,149	72%	97.4%	96.9%	94.6%	95.1%	95.1%	$58,824,716	77%	$816,747,305	45

Total / Weighted Average Retail Properties			16	875,825	100%	94.1%	92.5%	90.0%	90.3%	90.3%	$107,333,386	100%	$1,159,395,055	59

Development / Redevelopment
125 Chubb Way	Lyndhurst, New Jersey	Fee Interest	1	278,000	9	59.4	58.3	57.1	57.1	57.1	3,635,136	4	55,320,282	4
150 Grand Street	White Plains, New York	Fee Interest	1	85,000	3	31.5	31.5	31.5	31.3	33.0	691,008	1	17,302,024	16
7 Renaissance Square - 50%	White Plains, New York	Fee Interest	1	65,641	2	46.6	46.6	40.3	40.3	29.2	997,380	1	6,001,233	4
33 Beekman Street - 45.9%	Downtown	Fee Interest	1	—	—	—	—	—	—	—	—	—	46,040,671	—
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	530,981	16	70.7	70.3	65.5	61.8	51.6	31,239,593	17	574,393,807	17
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	38	59.4	59.4	54.9	54.9	55.0	64,933,920	36	1,129,170,058	28
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	4	86.5	88.3	91.4	86.9	85.9	6,752,424	8	79,824,838	84
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	14	78.6	81.9	81.6	81.7	81.3	20,781,792	23	135,584,899	72
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	4	83.6	83.6	84.2	84.2	84.2	4,271,340	5	80,906,620	15
Fifth Avenue Retail Assemblage	Plaza District	Fee Interest	3	66,962	2	74.6	N/A	N/A	N/A	N/A	2,522,196	3	146,000,000	6
635 Sixth Avenue	Midtown South	Fee Interest	1	104,000	3	—	—	—	—	—	—	—	79,571,792	—
650 Fifth Avenue - 50%	Plaza District	Leasehold Interest	1	32,324	1	63.6	N/A	N/A	N/A	N/A	3,241,092	2	190,554,357	3
747 Madison Avenue - 33.33%	Plaza District	Fee Interest	1	10,000	0	59.1	59.1	59.1	—	—	3,300,000	1	85,008,458	1
985-987 Third Avenue	Upper East Side	Fee Interest	2	13,678	0	—	—	—	—	—	—	—	21,882,904	—
1080 Amsterdam - 87.5% (2)	Upper West Side	Leasehold Interest	1	82,250	3	2.2	2.2	2.2	2.2	2.2	146,475	0	35,043,624	1
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	35,897	1	—	—	—	23.3	23.3	—	—	229,277,314	—
Total / Weighted Average Development / Redevelopment Properties			20	3,230,791	100	61.1%	61.1%	58.5%	57.7%	55.7%	$142,512,356	100%	$2,911,882,881	251

“Same Store” Land
2 Herald Square (1)	Herald Square/Penn Station	Fee Interest	1	354,400	37	100.0	100.0	100.0	100.0	100.0	11,531,250	42	229,336,692
885 Third Avenue (1)	Midtown/Plaza District	Fee Interest	1	607,000	63	100.0	100.0	100.0	100.0	100.0	16,246,260	58	329,943,115
Total / Weighted Average Land			2	961,400	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$27,777,510	100%	$559,279,807

West Coast
West Coast Office Portfolio - 43.74%		Fee Interest	52	3,654,315	100	77.9	75.8	76.5	77.0	76.9	73,782,458	100	571,313,430
Total / Weighted Average California Properties			52	3,654,315	100%	77.9%	75.8%	76.5%	77.0%	76.9%	$73,782,458	100%	$571,313,430

Residential Properties

			# of	Useable		Occupancy (%)					Average Monthly	Annualized	Gross Total RE
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value
400 East 57th Street - 80% (2)	Upper East Side	Fee Interest	1	290,482	259	95.0	95.0	98.1	94.6	91.9	2,980	10,348,769	115,701,878
400 East 58th Street - 80% (2)	Upper East Side	Fee Interest	1	140,000	125	94.4	96.8	100.0	96.8	97.6	2,939	4,485,041	50,853,285
248-252 Bedford Avenue - 90% (2)	Brooklyn, New York	Fee Interest	1	66,611	84	85.7	67.9	20.2	—	N/A	4,559	3,939,251	56,621,832
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	1	222,855	333	92.5	N/A	N/A	N/A	N/A	3,772	13,234,357	174,841,817
Total / Weighted Average Residential Properties			4	719,948	801	92.9%	90.6%	84.6%	78.2%	93.8%	$3,469	$32,007,419	$398,018,812

(1) Subject to long-term, third party net operating leases.

(2) Consolidated joint venture assets.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
110 East 42nd Street	Grand Central	Fee Interest	215,400	2	86.5	86.5	85.8	84.9	81.6	8,913,540	2	2	23
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	99.4	99.4	99.4	99.4	99.4	16,529,484	4	4	14
555 West 57th Street	Midtown West	Fee Interest	941,000	10	99.9	99.1	99.8	99.2	99.2	33,901,044	9	8	10
609 Fifth Avenue	Rockefeller Center	Fee Interest	160,000	2	77.8	85.0	85.0	85.8	85.2	14,042,124	4	3	11
673 First Avenue	Grand Central South	Leasehold Interest	422,000	4	99.2	100.0	100.0	100.0	100.0	21,004,836	6	5	7
750 Third Avenue	Grand Central North	Fee Interest	780,000	8	95.8	96.8	96.8	96.1	97.5	41,437,956	11	10	28
810 Seventh Avenue	Times Square	Fee Interest	692,000	7	92.0	91.5	91.0	87.6	87.6	40,023,768	11	10	41
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	15	90.3	96.9	96.9	96.9	96.9	81,700,824		10	12
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	11	95.2	95.2	95.2	97.6	97.6	81,445,404	22	19	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	6	99.5	98.1	95.3	97.0	97.0	37,538,424	10	9	35

Subtotal / Weighted Average			6,488,400	67%	94.6%	96.1%	96.1%	96.1%	96.2%	$376,537,404	80%	81%	199

“Non Same Store”
304 Park Avenue South	Midtown South	Fee Interest	215,000	2	98.8	95.3	93.6	93.6	95.8	11,923,104	3	3	15
641 Sixth Avenue	Midtown South	Fee Interest	163,000	2	92.1	92.1	92.1	92.1	92.1	8,380,860	2	2	7

Subtotal / Weighted Average			378,000	4%	95.9%	93.9%	92.9%	92.9%	94.2%	$20,303,964	5%	5%	22

Grand Total / Weighted Average			6,866,400	71%	94.6%	96.0%	96.0%	95.9%	96.0%	$396,841,368	85%		221
Grand Total - SLG share of Annualized Rent										$356,807,964		85%

Suburban Properties - Reckson Portfolio

CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	74.8	74.8	74.9	74.9	74.9	1,748,604	0	0	2
1100 King Street - 2 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	47.0	47.0	47.0	47.0	47.0	1,355,964	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	57.2	57.2	55.7	63.3	63.3	1,705,944	0	0	3
1100 King Street - 4 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	83.9	69.6	68.1	59.4	59.4	1,817,040	0	0	9
1100 King Street - 5 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	82.6	80.5	80.5	80.5	79.8	1,801,620	0	0	9
1100 King Street - 6 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	88.0	88.0	88.0	88.0	71.2	2,662,596	1	1	4
520 White Plains Road	Tarrytown, New York	Fee Interest	180,000	2	57.8	57.8	75.4	75.4	72.5	2,854,680	1	1	8
115-117 Stevens Avenue	Valhalla, New York	Fee Interest	178,000	2	73.4	73.4	70.9	70.9	86.0	2,682,720	1	1	10
100 Summit Lake Drive	Valhalla, New York	Fee Interest	250,000	3	70.7	70.7	70.7	70.7	70.7	4,246,380	1	1	10
200 Summit Lake Drive	Valhalla, New York	Fee Interest	245,000	3	80.2	80.2	69.3	66.6	87.5	4,535,136	1	1	8
500 Summit Lake Drive	Valhalla, New York	Fee Interest	228,000	2	90.3	90.3	90.3	89.5	76.9	4,798,848	1	1	6
140 Grand Street	White Plains, New York	Fee Interest	130,100	1	93.6	89.5	89.5	89.5	95.3	3,988,068	1	1	13
360 Hamilton Avenue	White Plains, New York	Fee Interest	384,000	4	89.3	89.0	89.0	88.7	94.3	12,155,160	3	3	17
680 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	133,000	1	77.7	76.5	76.5	76.5	74.6	4,353,144		1	9
750 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.3	93.6	93.6	93.6	93.6	6,380,580		1	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	182,000	2	87.7	86.7	86.0	86.0	86.0	6,111,048	2	1	21
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	1	65.3	65.3	63.5	60.9	60.9	3,028,464	1	1	19

Total / Weighted Average Consolidated Properties			2,785,500	29%	79.1%	78.3%	78.1%	77.5%	79.5%	$66,225,996	15%	15%	159

Grand Total / Weighted Average			2,785,500	29%	79.1%	78.3%	78.1%	77.5%	79.5%	$66,225,996			159
Grand Total - SLG share of Annualized Rent										$60,966,471		15%

Reckson Portfolio Grand Total			9,651,900	100%	90.2%	90.9%	91.0%	90.8%	91.4%	$463,067,364			380
Portfolio Grand Total - SLG Share of Annualized Rent										$417,774,435	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

Retail & Development / Redevelopment Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Gross Total RE	Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12	Cash Rent ($’s)	Book Value	Tenants
Retail
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	270,132	100	100.0	N/A	N/A	N/A	N/A	14,779,822	211,933,183	10
Total Retail Properties			270,132	100%	100.0%	—	—	—	—	$14,779,822	$211,933,183	10

Development / Redevelopment
635 Sixth Avenue	Midtown South	Fee Interest	104,000	100	—	—	—	—	—	—	79,571,792	—
Total Development Properties			104,000	100%	0.0%	0.0%	0.0%	0.0%	0.0%	$—	$79,571,792	—

Residential Properties - Reckson Portfolio

			Useable		Occupancy (%)					Annualized	Average Monthly	Gross Total RE
Properties	SubMarket	Ownership	Sq. Feet	Total Units	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12	Cash Rent ($’s)	Rent Per Unit ($’s)	Book Value
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	222,855	333	92.5	N/A	N/A	N/A	N/A	13,234,357	3,772	174,841,817
Total Residential Properties			222,855	333	92.5%	—	—	—	—	$13,234,357	$3,772	$174,841,817

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$130,689,197	(1)	$43.23	9.5%	$74,386,621	6.6%	A-
Viacom International, Inc.	1515 Broadway	2031	1,330,735	84,320,090		$63.36	6.1%	84,320,090	7.5%	BBB
Credit Suisse Securities (USA), Inc.	1 Madison Avenue , 280 Park Avenue & 1055 Washington	2014, 2019 & 2020	1,241,354	72,534,392		$58.43	5.3%	69,123,136	6.1%	A
AIG Employee Services, Inc.	180 Maiden Lane	2014	803,222	43,099,689		$53.66	3.1%	21,515,365	1.9%	A-
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	37,785,768		$58.62	2.7%	12,189,689	1.1%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	41,898,335		$67.65	3.0%	21,368,151	1.9%
The City of New York	16 Court Street & 100 Church Street	2014, 2017 & 2034	541,787	17,525,751		$32.35	1.3%	17,525,751	1.6%	AA
Omnicom Group, Inc.	220 East 42nd Street	2017	493,560	20,614,734		$41.77	1.5%	20,614,734	1.8%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	339,381	23,226,324		$68.44	1.7%	23,226,324	2.1%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	15,255,834		$44.98	1.1%	15,255,834	1.3%
Harper Collins Publishers LLC	1350 Avenue of the Americas & 10 East 53rd Street	2014 & 2020	289,534	16,711,086		$57.72	1.2%	10,797,643	1.0%	BBB+
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	283,798	10,797,282		$38.05	0.8%	10,797,282	1.0%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	16,512,716		$62.74	1.2%	8,421,485	0.7%
HF Management Services LLC	100 Church Street & 521 Fifth Avenue	2015 & 2032	252,762	8,343,939		$33.01	0.6%	8,343,939	0.7%
New York Presbyterian Hospital	673 First Avenue	2021	232,772	10,624,850		$45.64	0.8%	10,624,850	0.9%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,804,014		$25.48	0.4%	5,804,014	0.5%	A+
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	11,093,850		$49.65	0.8%	5,538,050	0.5%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2015 & 2021	213,456	10,974,003		$51.41	0.8%	9,880,583	0.9%	AA
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2013, 2020 & 2030	207,136	7,725,598		$37.30	0.6%	7,725,598	0.7%	Aa2
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	12,731,274		$70.12	0.9%	12,731,274	1.1%	BBB
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	172,502	4,839,068		$28.05	0.4%	4,839,068	0.4%	BBB+
United Nations	220 East 42nd Street	2017, 2021 & 2022	169,137	7,867,391		$46.51	0.6%	7,867,391	0.7%	A1
News America Incorporated	1185 Avenue of the Americas	2020	161,722	14,236,096		$88.03	1.0%	14,236,096	1.3%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	13,793,036		$86.24	1.0%	13,793,036	1.2%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,292	9,909,020		$62.21	0.7%	4,845,511	0.4%	BBB
Bloomingdales, Inc.	919 Third Avenue	2024	148,465	7,634,509		$51.42	0.6%	3,893,600	0.3%	BBB+
National Hockey League	1185 Avenue of the Americas	2022	148,217	12,544,387		$84.64	0.9%	12,544,387	1.1%
New York Hospitals Center	673 First Avenue	2021 & 2026	147,433	7,518,316		$50.99	0.5%	7,518,316	0.7%
Banque National De Paris	919 Third Avenue	2016	145,834	9,519,693		$65.28	0.7%	4,855,043	0.4%	A+
Beth Israel Medical Center & The Mount Sinai Hospital	555 West 57th Street & 625 Madison Avenue	2016 & 2030	144,251	6,054,632		$41.97	0.4%	6,054,632	0.5%

Total			13,308,833	$692,184,874	(1)	$52.01	50.2%	$530,637,493	46.9%

Portfolio Grand Total			28,549,979	$1,379,837,788	(1)	$48.33		$1,130,433,053

(1)      Reflects the net rent as of December 31, 2013 of $41.68 PSF for the 388-390 Greenwich Street lease.  If this lease were included on a gross basis, Citigroup’s total  PSF annualized rent would be $60.17, total PSF annualized rent for the largest tenants would be $55.86 and total PSF annualized rent for the Wholly Owned Portfolio + Allocated JV properties would be $50.12.

(2)      Corporate or bond rating.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Leasing Activity - Manhattan Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 9/30/13			1,343,646

Less: Properties in redevelopment	51 East 42nd Street		(16,611)
	331 Madison Avenue		(18,784)
	317 Madison Avenue		(79,697)

Space which became available during the Quarter (2):
Office
	125 Park Avenue	1	29,837	29,837	$54.39
	220 East 42nd Street	1	3,082	3,082	$35.00
	304 Park Avenue South	2	32,861	32,861	$41.63
	420 Lexington Avenue	14	41,873	50,694	$53.47
	461 Fifth Avenue	1	5,771	6,097	$97.90
	521 Fifth Avenue	1	5,383	5,383	$36.36
	609 Fifth Avenue	1	14,355	14,355	$72.84
	673 First Avenue	1	3,500	3,500	$40.54
	750 Third Avenue	1	11,465	11,779	$80.44
	810 Seventh Avenue	2	32,203	32,203	$59.66
	919 Third Avenue	1	141,260	141,260	$60.43
	1350 Avenue of the Americas	3	27,015	28,525	$76.58
	Total/Weighted Average	29	348,605	359,576	$59.46

Retail
	125 Park Avenue	1	7,210	6,077	$332.70
	625 Madison Avenue	1	951	951	$331.22
	Total/Weighted Average	2	8,161	7,028	$332.50

Storage
	125 Park Avenue	1	197	6,124	$50.00
	420 Lexington Avenue	6	1,057	1,222	$18.35
	461 Fifth Avenue	1	285	285	$30.00
	810 Seventh Avenue	1	252	354	$38.64
	1515 Broadway	1	145	171	$35.00
	Total/Weighted Average	10	1,936	8,156	$43.75

	Total Space which became available during the Quarter
	Office	29	348,605	359,576	$59.46
	Retail	2	8,161	7,028	$332.50
	Storage	10	1,936	8,156	$43.75
		41	358,702	374,760	$64.23

	Total Available Space		1,587,256

(1)     Escalated rent is calculated as total annual income less electric charges.

(2)     Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)		Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF		Free Rent # of Months

Available Space				1,587,256

Office
	100 Church Street	1	20.8	135,946	131,946	$33.00		$—	$47.50		6.0
	120 West 45th Street	3	5.3	18,532	18,187	$62.92		$63.46	$11.13		3.0
	125 Park Avenue	1	5.0	2,519	2,779	$62.00		$—	$75.98		2.0
	220 East 42nd Street	3	5.7	7,597	8,562	$47.80		$42.55	$20.16		1.9
	304 Park Avenue South	2	2.4	34,959	38,356	$49.18		$38.47	$10.00		0.3
	420 Lexington Avenue	21	6.1	63,041	83,685	$49.94		$55.93	$49.47		1.3
	461 Fifth Avenue	1	0.3	5,771	6,097	$97.90		$97.90	$—		—
	521 Fifth Avenue	1	6.1	5,198	5,484	$35.09		$35.08	$—		—
	555 West 57th Street	1	13.0	7,015	8,413	$40.00		$41.93	$55.00		12.0
	600 Lexington Avenue	2	7.2	19,267	19,254	$64.60		$59.27	$47.95		5.3
	609 Fifth Avenue	1	5.2	2,798	2,980	$66.88		$—	$—		2.0
	750 Third Avenue	1	10.3	3,438	3,550	$55.00		$59.06	$64.00		4.0
	810 Seventh Avenue	2	12.1	36,000	39,757	$52.41		$—	$58.45		6.9
	919 Third Avenue	1	10.8	44,528	47,763	$53.50		$—	$60.00		11.0
	1350 Avenue of the Americas	4	10.5	34,874	36,429	$65.67		$75.59	$40.24		6.0
	Total/Weighted Average	45	11.5	421,483	453,242	$48.41		$56.53	$43.34		4.9

Retail
	100 Park Avenue	2	13.0	3,884	4,544	$185.71		$—	$103.71		5.0
	304 Park Avenue South	1	10.6	5,240	5,310	$141.24		$—	$—		7.0
	Total/Weighted Average	3	11.7	9,124	9,854	$161.75		$—	$47.82		6.1

Storage
	420 Lexington Avenue	3	4.6	948	1,346	$13.35		$43.46	$45.64		1.3
	461 Fifth Avenue	1	0.3	285	285	$30.00		$30.00	$—		—
	1515 Broadway	1	1.2	145	171	$35.00		$35.00	$—		—
	Total/Weighted Average	5	3.6	1,378	1,802	$18.04		$39.83	$34.09		1.0

Leased Space
	Office (3)	45	11.5	421,483	453,242	$48.41		$56.53	$43.34		4.9
	Retail	3	11.7	9,124	9,854	$161.75		$—	$47.82		6.1
	Storage	5	3.6	1,378	1,802	$18.04		$39.83	$34.09		1.0
	Total	53	11.5	431,985	464,898	$50.69		$56.40	$43.40		4.9

Total Available Space as of 12/31/13				1,155,271

Early Renewals
Office
	120 West 45th Street	1	10.0	9,711	10,093	$50.00		$49.06	$44.57		4.0
	388 & 390 Greenwich Street	1	15.0	2,634,670	2,634,670	$47.00	(4)	$41.68	$51.14	(5)	7.1
	420 Lexington Avenue	6	18.7	108,200	139,705	$47.11		$36.87	$59.80		5.5
	555 West 57th Street	1	5.0	50,000	50,000	$39.80		$37.80	$—		—
	750 Third Avenue	1	5.8	4,679	5,022	$55.00		$76.77	$3.24		—
	800 Third Avenue	1	5.5	15,985	16,045	$79.69		$89.14	$29.57		3.0
	810 Seventh Avenue	1	5.5	15,500	17,320	$57.00		$63.17	$—		1.0
	1350 Avenue of the Americas	1	2.0	1,738	1,738	$68.00		$65.00	$—		—
	Total/Weighted Average	13	14.9	2,840,483	2,874,593	$47.16		$41.87	$50.11		6.8

Retail
	420 Lexington Avenue	1	20.0	4,708	5,012	$40.89		$33.66	$—		—
	625 Madison Avenue	1	10.0	2,600	2,604	$1,000.00		$593.01	$—		—
	Total/Weighted Average	2	16.6	7,308	7,616	$368.82		$224.91	$—		—

Storage
	120 West 45th Street	1	10.0	326	326	$25.00		$25.00	$—		—
	625 Madison Avenue	1	10.0	427	402	$42.27		$43.62	$—		—
	Total/Weighted Average	2	10.0	753	728	$34.54		$35.28	$—		—

Renewals
	Early Renewals Office	13	14.9	2,840,483	2,874,593	$47.16		$41.87	$50.11		6.8
	Early Renewals Retail	2	16.6	7,308	7,616	$368.82		$224.91	$—		—
	Early Renewals Storage	2	10.0	753	728	$34.54		$35.28	$—		—
	Total	17	14.9	2,848,544	2,882,937	$48.01		$42.36	$49.96		6.8

(1)         Annual initial base rent.

(2)         Escalated rent is calculated as total annual income less electric charges.

(3)         Average starting office rent excluding new tenants replacing vacancies is $55.87/rsf for 174,579 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $47.66/rsf for 3,049,172 rentable SF.

(4)         Effective January 1, 2021.

(5)         The lease further provides for the company to fund a redevelopment capital contribution of $47.44/rsf, which is available to the tenant no earlier than January 1, 2018 and is to be utilized for base building work, redevelopment costs or other permanent improvements to the property.

Leasing Activity - Suburban Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 9/30/13			1,121,505

Space which became available during the Quarter (2):
Office
	1100 King Street - 4 Int’l Drive, Rye Brook, New York	1	4,551	4,551	$31.48
	1100 King Street - 5 Int’l Drive, Rye Brook, New York	2	6,147	6,579	$18.94
	1 Landmark Square, Stamford, Connecticut	1	2,038	2,038	$36.24
	2 Landmark Square, Stamford, Connecticut	1	1,108	1,108	$31.47
	1055 Washington Boulevard, Stamford, Connecticut	1	3,360	3,360	$22.25
	500 West Putnam Avenue, Greenwich, Connecticut	1	3,935	3,935	$43.00
	The Meadows, Rutherford, New Jersey	3	49,661	49,661	$22.08
	16 Court Street, Brooklyn, NY	3	12,620	14,155	$29.59
	Total/Weighted Average	13	83,420	85,387	$25.01

Retail
	1 Landmark Square, Stamford, Connecticut	1	1,074	1,074	$31.12
	750 Washington Boulevard, Stamford, Connecticut	1	500	500	$5.00
	Total/Weighted Average	2	1,574	1,574	$22.82

Storage
	Jericho Plaza, Jericho, New York	1	600	600	$18.00
	Total/Weighted Average	1	600	600	$18.00

	Total Space which became available during the Quarter
	Office	13	83,420	85,387	$25.01
	Retail	2	1,574	1,574	$22.82
	Storage	1	600	600	$18.00
		16	85,594	87,561	$24.93

	Total Available Space		1,207,099

(1)             Escalated rent is calculated as total annual income less electric charges.

(2)             Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,207,099

Office
	1100 King Street - 4 Int’l Drive, Rye Brook, New York	2	11.0	17,475	17,475	$23.59	$31.48	$39.20	10.2
	1100 King Street - 5 Int’l Drive, Rye Brook, New York	2	7.8	8,013	8,473	$23.30	$14.53	$—	7.9
	140 Grand Street, White Plains, New York	1	10.6	4,948	4,948	$27.00	$—	$45.00	7.0
	360 Hamilton Avenue, White Plains, New York	1	6.2	996	2,130	$35.00	$—	$—	2.0
	1 Landmark Square, Stamford, Connecticut	2	3.1	5,350	5,350	$34.32	$34.19	$2.20	2.2
	3 Landmark Square, Stamford, Connecticut	1	3.3	6,500	7,100	$30.00	$—	$9.00	4.0
	680 Washington Boulevard, Stamford, Connecticut	1	2.0	1,670	1,670	$43.00	$—	$—	—
	1055 Washington Boulevard, Stamford, Connecticut	1	5.4	5,200	5,934	$32.25	$39.05	$27.94	5.0
	500 West Putnam Avenue, Greenwich, Connecticut	1	0.5	3,935	3,935	$43.00	$43.00	$—	—
	The Meadows, Rutherford, New Jersey	5	10.8	71,058	71,058	$23.88	$—	$49.77	14.2
	Jericho Plaza, Jericho, New York	1	5.3	2,016	2,016	$33.50	$—	$42.00	3.0
	16 Court Street, Brooklyn, NY	3	1.2	8,685	9,347	$38.70	$30.38	$19.43	—
	Total/Weighted Average	21	8.6	135,846	139,436	$27.06	$32.12	$35.52	9.8

Retail
	1 Landmark Square, Stamford, Connecticut	1	3.3	1,074	1,074	$28.00	$31.12	$1.00	2.0
	Total/Weighted Average	1	3.3	1,074	1,074	$28.00	$31.12	$1.00	2.0

Storage
	140 Grand Street, White Plains, New York	1	10.6	331	331	$13.60	$—	$—	—
	Total/Weighted Average	1	10.6	331	331	$13.60	$—	$—	—

Leased Space
	Office (3)	21	8.6	135,846	139,436	$27.06	$32.12	$35.52	9.8
	Retail	1	3.3	1,074	1,074	$28.00	$31.12	$1.00	2.0
	Storage	1	10.6	331	331	$13.60	$—	$—	—
	Total	23	8.5	137,251	140,841	$27.04	$32.08	$35.17	9.7

Total Available Space as of 12/31/13				1,069,848

Early Renewals
Office
	1010 Washington Boulevard, Stamford, Connecticut	1	1.0	13,667	13,667	$31.50	$31.00	$—	—
	1055 Washington Boulevard, Stamford, Connecticut	1	5.0	10,550	10,550	$36.51	$36.51	$—	4.0
	The Meadows, Rutherford, New Jersey	1	2.4	3,078	3,078	$26.00	$29.50	$—	—
	16 Court Street, Brooklyn, NY	2	3.0	12,371	14,596	$35.03	$33.95	$2.50	0.1
	Total/Weighted Average	5	2.8	39,666	41,891	$33.59	$33.30	$0.87	1.1

Renewals
	Early Renewals Office	5	2.8	39,666	41,891	$33.59	$33.30	$0.87	1.1
	Total	5	2.8	39,666	41,891	$33.59	$33.30	$0.87	1.1

(1)    Annual initial base rent.

(2)    Escalated Rent is calculated as total annual income less electric charges.

(3)    Average starting office rent excluding new tenants replacing vacancies is $32.87/rsf for 31,740 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $33.28/rsf for 73,631 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties Office, Retail and Storage Leases

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)

In 1st Quarter 2013 (1)	4	9,413	0.06%	$462,864	$49.17	$52.99		0	0	0.00%	$0	$0.00	$0.00
In 2nd Quarter 2013 (1)	0	0	0.00%	$0	$0.00	$0.00		0	0	0.00%	$0	$0.00	$0.00
In 3rd Quarter 2013 (1)	0	0	0.00%	$0	$0.00	$0.00		0	0	0.00%	$0	$0.00	$0.00
In 4th Quarter 2013 (1)	7	32,623	0.19%	$1,812,468	$55.56	$78.50		1	2,354	0.04%	$211,860	$90.00	$90.00

Total 2013	11	42,036	0.25%	$2,275,332	$54.13	$72.79		1	2,354	0.04%	$211,860	$90.00	$90.00

1st Quarter 2014	19	265,366	1.58%	$16,370,016	$61.69	$60.17		8	38,236	0.66%	$2,429,076	$63.53	$65.38
2nd Quarter 2014	18	986,858	5.89%	$53,106,163	$53.81	$51.98		7	263,182	4.56%	$15,649,440	$59.46	$77.32
3rd Quarter 2014	12	48,013	0.29%	$3,674,940	$76.54	$90.34		6	89,955	1.56%	$3,026,448	$33.64	$42.95
4th Quarter 2014	22	163,370	0.98%	$12,232,776	$74.88	$157.83		1	20,010	0.35%	$990,708	$49.51	$60.00

Total 2014	71	1,463,607	8.74%	$85,383,895	$58.34	$66.54		22	411,383	7.13%	$22,095,672	$53.71	$67.85

2015	82	588,811	3.52%	$32,829,813	$55.76	$64.65		26	226,430	3.92%	$12,848,244	$56.74	$63.66
2016	84	940,699	5.62%	$57,447,696	$61.07	$73.68		21	197,054	3.41%	$11,227,476	$56.98	$65.56
2017	94	1,562,961	9.33%	$86,906,332	$55.60	$58.98		14	162,323	2.81%	$9,602,556	$59.16	$59.63
2018	63	678,013	4.05%	$50,453,363	$74.41	$95.29		24	473,272	8.20%	$31,757,208	$67.10	$65.44
2019	29	836,509	4.99%	$52,730,789	$63.04	$63.75		8	153,429	2.66%	$11,071,416	$72.16	$69.89
2020	40	2,322,149	13.86%	$135,548,148	$58.37	$65.39		13	283,567	4.91%	$13,900,080	$49.02	$64.51
2021	39	2,271,388	13.56%	$124,603,497	$54.86	$58.25		8	144,474	2.50%	$7,215,312	$49.94	$63.38
2022	32	801,247	4.78%	$47,031,192	$58.70	$74.66		11	166,593	2.89%	$9,730,560	$58.41	$65.11
Thereafter	93	5,241,336	31.29%	$278,231,524	$53.08	$64.47		27	914,959	15.86%	$55,989,420	$61.19	$65.93
	638	16,748,756	100.00%	$953,441,580	$56.93	$65.66		175	3,135,838	54.34%	$185,649,804	$59.20	$65.52

							(4)	1	2,634,670	45.66%	$109,811,160
								176	5,770,508	100.00%	$295,460,964

(1) Includes month to month holdover tenants that expired prior to December 31, 2013.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Citigroup’s net lease at 388-390 Greenwich Street which expires in 2035, net rent as of December 31, 2013 is $41.68/psf with annual CPI escalations thereafter.

(5) Management’s estimate of average asking rents for currently occupied space as of December 31, 2013. Taking rents are typically lower than asking rents and may vary from property to property.

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties (5) Office, Retail and Storage Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

In 1st Quarter 2013 (1)	8	31,186	1.01%	$894,660	$28.69	$28.50	2	7,247	0.71%	$237,624	$32.79	$31.32
In 2nd Quarter 2013 (1)	4	17,947	0.58%	$545,628	$30.40	$30.61	0	0	0.00%	$0	$0.00	$0.00
In 3rd Quarter 2013 (1)	1	550	0.02%	$18,216	$33.12	$34.00	1	2,761	0.27%	$85,680	$31.03	$26.00
In 4th Quarter 2013 (1)	4	3,660	0.12%	$119,352	$32.61	$33.85	4	13,924	1.37%	$405,816	$29.15	$26.14

Total 2013	17	53,343	1.73%	$1,577,856	$29.58	$29.63	7	23,932	2.36%	$729,120	$30.47	$27.70

1st Quarter 2014	14	79,878	2.59%	$2,869,968	$35.93	$32.02	5	20,057	1.98%	$619,884	$30.91	$29.61
2nd Quarter 2014	9	32,094	1.04%	$1,253,748	$39.06	$36.36	5	16,741	1.65%	$504,072	$30.11	$31.17
3rd Quarter 2014	13	86,572	2.81%	$2,856,168	$32.99	$32.07	3	13,258	1.31%	$418,980	$31.60	$26.00
4th Quarter 2014	15	84,782	2.75%	$3,020,484	$35.63	$36.19	5	111,652	11.01%	$4,143,720	$37.11	$35.37

Total 2014	51	283,326	9.20%	$10,000,368	$35.30	$33.77	18	161,708	15.95%	$5,686,656	$35.17	$33.45

2015	49	296,634	9.64%	$10,012,932	$33.76	$33.77	16	133,885	13.21%	$4,314,204	$32.22	$32.14
2016	59	578,175	18.78%	$19,378,908	$33.52	$34.98	9	69,616	6.87%	$2,084,016	$29.94	$28.16
2017	38	188,907	6.14%	$7,525,992	$39.84	$38.33	10	83,289	8.22%	$2,769,216	$33.25	$34.66
2018	42	273,992	8.90%	$9,353,496	$34.14	$35.34	9	104,606	10.32%	$3,410,401	$32.60	$31.08
2019	21	485,074	15.76%	$13,125,696	$27.06	$29.43	6	63,660	6.28%	$2,035,896	$31.98	$30.91
2020	18	295,733	9.61%	$9,297,108	$31.44	$33.11	3	41,357	4.08%	$1,433,196	$34.65	$33.95
2021	15	201,710	6.55%	$5,327,489	$26.41	$28.27	3	76,346	7.53%	$2,675,448	$35.04	$35.58
2022	9	49,152	1.60%	$1,540,464	$31.34	$32.74	0	0	0.00%	$0	$0.00	$0.00
Thereafter	26	372,593	12.10%	$11,720,279	$31.46	$33.50	8	255,327	25.19%	$6,936,504	$27.17	$27.99
	345	3,078,639	100.00%	$98,860,588	$32.11	$33.19	89	1,013,726	100.00%	$32,074,656	$31.64	$31.28

(1) Includes month to month holdover tenants that expired prior to December 31, 2013.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of December 31, 2013. Taking rents are typically lower than asking rents and may vary from property to property.

(5) Excludes the west coast office portfolio.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2013	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	85.8	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	88.4	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.9	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	95.1	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	78.6	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	91.5	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.4	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	95.8	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	92.1	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	94.4	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	77.8	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	95.4	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	92.5	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	83.6	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	98.7	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	75.5	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	82.0	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	94.4	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	86.5	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	59.4	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	97.6	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	86.5	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	90.0	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	98.8	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	92.1	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	99.2	$46,000,000
				879,919			$523,500,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

2013 Sales
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	$220,250,000	$638

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2013	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	84.2	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	78.1	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	89.9	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	65.3	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	57.0	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	87.2	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	31.5	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	84.2	$111,500,000
				5,880,500			$1,637,240,000
2013 Acquisition
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	87.2	$96,200,000
				317,600			$96,200,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000,000	$227

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	$20,767,307	$143
				815,000	$250,767,307

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343

2013 Sales
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	$13,500,000	$104

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment, Land & West Coast

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2013	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	100.0	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	23.7	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	N/A	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	100.0	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	59.4	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	100.0	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	46.6	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	70.7	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	—	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	59.1	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	93.5	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	76.6	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	77.9	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	—	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	—	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	2.2	$—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	—	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	100.0	$122,300,000
				5,313,501			$1,625,563,924
2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	85.7	$54,900,000
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	63.6	$—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	96.6	$386,775,000
Nov-13	Fifth Avenue Retail Assemblage	Fee Interest	Plaza District	66,962	74.6	74.6	$146,221,990
				658,884			$587,896,990

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment, Land & West Coast

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (3)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (4)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (5)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (6)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774
2013 Sales
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	$6,250,000	$730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	$111,925,000	$275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	$66,993,750	$222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	$45,400,000	$411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	$70,052,158	$4,491
				843,445	$300,620,908

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

(3) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(4) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(5) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(6) The joint venture sold a 29% condominium interest in the property.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer & Treasurer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james_feldman@ml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	David Toti	(212) 915-1219	dtoti@cantor.com
Citigroup Smith Barney, Inc.	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Morgan Stanley	Vance H. Edelson	(212) 761-0078	vance.edelson@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup Inc.	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Merrill Lynch, Pierce, Fenner & Smith Inc.	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).